UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2006 – DECEMBER 31, 2006 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Trust II Funds

December 31, 2006

•	Managers Mid-Cap Fund

•	Managers Balanced Fund

•	Managers High Yield Fund

•	Managers Fixed Income Fund

The Managers Funds

Annual Report — December 31, 2006

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

PORTFOLIO MANAGERS’ COMMENTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Mid-Cap Fund	5

Managers Balanced Fund	10

Managers High Yield Fund	21

Managers Fixed Income Fund	30

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	38

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	39

Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	40

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	41

Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	43

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	51

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	58

TRUSTEES AND OFFICERS	59

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	60

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholders and Clients,

We would like to thank you for the opportunity to manage your assets in 2006, and for taking time with us to take a quick glance back at last year’s investment climate.

If all we did was focus on the strong, above-average returns generated by most of the asset classes worldwide during 2006—U.S. stocks up 15.8% , non-U.S. stocks up 26.3% , real estate up 36.1% , global bonds up 6.6% (high quality U.S. bonds offered moderately below average returns of 4.3%)—we would be missing one of the most important lessons that 2006 teaches us about investing; for 2006 was a year in which investors needed to endure a period of negative returns in order to reap the benefits the full year had to offer.

Investors with classically diversified portfolios who stuck to their long-term investment plan during the past year should have been pleased with their results. Other investors who were enticed into making asset allocation and investment changes in response to short-term market movements, however, may have experienced below average portfolio results, and certainly took undue risk.

It can be tempting for investors without a solid plan to alter their asset allocations and investment approach. Coming off of three previous years of positive stock market returns, we entered 2006 with the widely reported expectation that the economy was running out of steam. Given the news media’s penchant for pessimism, we were repeatedly told to watch out for: slower economic growth, softer corporate profits, significantly higher oil prices, prospects for higher inflation, expectations for further Federal Reserve interest rate hikes, a collapse in the housing market, the negative impact of a decline in the dollar’s value and of course, a long list of geopolitical concerns. As if that wasn’t enough, the yield curve was borderline inverted, very often a signal of economic weakness.

Investors tried to shrug off this pessimism and through the early part of May the equity markets actually produced positive results. However, the headline risks finally became too much for investors to withstand and the market ran out of steam. From May 5 through June 13, the U.S. equity market declined by 4.5% , while from May 9 through June 13, non-U.S. equities fell by 12.7% , with emerging markets leading the slide down 20.5%. Meanwhile, U.S. bonds had been steadily declining with the Lehman Brothers Aggregate Index down 0.7% through the end of June. Near mid-year, it seemed that the bears were developing a stranglehold on the market. More than a few commentators were wondering what then-new Fed Chairman Dr. Bernanke was trying to accomplish. Cash seemed to be king, commodities were headed higher, and hedge funds were constantly in the news—all very enticing options for investors.

But the whole story was yet to be told. Despite the mixed macro economic news, corporate results were coming through better than many analysts had expected and companies were actually producing positive earnings surprises. In fact, 68 % and 76% of S&P 500 companies produced positive earnings surprises in the first and second quarters of 2006, respectively. As the year developed,

Letter to Shareholders (continued)

even though economic factors did not dramatically improve, they did not worsen either. The Fed stopped raising rates, oil prices stopped going up (and ultimately finished the year below where they started), inflation concerns tempered, the housing market did not experience the hard landing many had feared, and the mighty consumer did not waver. In retrospect, perhaps it was going to be the soft landing that many had sought.

As more and more positive earnings results came through during the year, even against the backdrop of mixed economic news, the markets staged a broad rally. From the June 13 bottom, the S&P 500 advanced by 17.1% , while the MSCI EAFE increased 20.8%. Meanwhile, the Lehman Aggregate Bond Index advanced 5.1% during the second half of the year.

So what was the lesson to be learned from 2006? Investors who started the year with a reasonably diversified portfolio and simply maintained their long-term perspective had an above-average year and made real progress towards their financial goals. Going into 2006, and for the first part of the year, economic conditions and expectations could easily have compelled an investor to over-think and do something other than stay on plan. The market would have whipsawed these investors, resulting in poor relative returns. Having a well founded long-term plan and sticking with it can improve investors’ odds of reaching their investment goals, and it certainly helped in terms of getting the most out of 2006.

One of our foremost goals at Managers Investment Group ( “Managers” ) is to structure and manage mutual funds that will help our shareholders and clients become more successful at reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class or portion of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, therefore, are designed to be building blocks.

Managers International Equity Fund is a great example of how we structure and manage funds for our clients’ benefit. We designed the overall Fund to provide broad exposure to the world’s non-U.S. equity markets, predominately in developed markets. Considering the broad mandate, we believe the best method of accomplishing that goal is by employing a number of investment managers, each with a different focus and approach to investing in the international equity market. As a result, we have built a virtual team of three complimentary institutional investment managers. Each of these three organizations has an experienced team of accomplished professionals and deep resources. Each of them has demonstrated great success in generating attractive investment returns. Yet each has a significantly different outlook and approach to investing. Specifically, the Fund is subadvised by AllianceBernstein, Lazard Asset Management, and Wellington Management Company, whose investment approaches are “bottom-up” value-based, “top-down” thematic, and growth-oriented, respectively. By blending managers with different styles, the portfolio is not held hostage to growth, for example, being out-of-favor. The result is a Fund with expected risk that should be lower than average and that exhibits more stable performance on a relative basis. Though this Fund won’t typically attract performance chasers, it will help investors reach their financial goals without having to zigzag their way through investment styles or fads and give them peace of mind that they have an elegantly diversified portfolio.

At Managers we appreciate the privilege of being part of your investment plan. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. Thank you again for the opportunity to be of service.

Respectfully,

John Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

Note: Source for all data referenced in the letter is FactSet and Russell.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period*
Managers Mid-Cap Fund Class A
Based on Actual Fund Return	$1,000	$1,053	$6.47
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36
Managers Mid-Cap Fund Class B
Based on Actual Fund Return	$1,000	$1,049	$10.33
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16
Managers Mid-Cap Fund Class C
Based on Actual Fund Return	$1,000	$1,049	$10.33
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16
Managers Mid-Cap Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,054	$5.18
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.09
Managers Balanced Fund Class A
Based on Actual Fund Return	$1,000	$1,107	$6.64
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36
Managers Balanced Fund Class B
Based on Actual Fund Return	$1,000	$1,102	$10.60
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16
Managers Balanced Fund Class C
Based on Actual Fund Return	$1,000	$1,103	$10.60
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16
Managers Balanced Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,109	$5.32
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2006	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period*
Managers High Yield Fund Class A
Based on Actual Fund Return	$1,000	$1,078	$6.02
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$5.85
Managers High Yield Fund Class B
Based on Actual Fund Return	$1,000	$1,073	$9.93
Based on Hypothetical 5% Annual Return	$1,000	$1,016	$9.65
Managers High Yield Fund Class C
Based on Actual Fund Return	$1,000	$1,073	$9.93
Based on Hypothetical 5% Annual Return	$1,000	$1,016	$9.65
Managers High Yield Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,080	$4.72
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.58
Managers Fixed Income Fund Class A
Based on Actual Fund Return	$1,000	$1,078	$3.88
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$3.77
Managers Fixed Income Fund Class B
Based on Actual Fund Return	$1,000	$1,075	$7.79
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.58
Managers Fixed Income Fund Class C
Based on Actual Fund Return	$1,000	$1,074	$7.79
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.58
Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,079	$2.57
Based on Hypothetical 5% Annual Return	$1,000	$1,023	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers Mid-Cap Fund

Portfolio Manager’s Comments

Managers Mid-Cap Fund (“Mid-Cap” ) is a stock fund seeking long-term capital appreciation through a diversified portfolio of medium-capitalization U.S. companies. Managers currently utilizes a single independent sub-advisor, a team led by James Miller of Chicago Equity Partners, LLC ( “CEP” ), to manage the Portfolio. CEP has managed the Portfolio since December 2000.

THE PORTFOLIO MANAGERS

James Miller and the investment team at Chicago Equity Partners believe fundamentals drive stock prices. That is, companies with favorable valuations and earnings expectations will outperform their peers. They utilize a systematic ranking system to identify attractive stocks and construct their portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization, and style exposures.

Every day they use their proprietary model to evaluate the expectations, valuation, and quality attributes of 3,000 stocks. Over time they’ve refined this model, adding and deleting factors as well as changing their weightings, to consistently forecast solid stocks by sector and industry.

CEP’s team of analysts reviews and confirms the model’s daily rankings, paying special attention to any changes in rank. Each analyst follows a specific sector focusing on the timing and nature of earnings releases, legal and regulatory exposures of companies and any other factors the model may not capture. The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector.

Once the analysts have identified stocks with the highest potential to outperform their peers, they construct portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization.

CEP’s analysts review the portfolios daily, meeting at least once per month on a formal basis, to evaluate portfolio holdings, monitor risk, and rebalance as necessary. Once any necessary trades are identified, they implement them using a mix of trading strategies designed to minimize commissions and market impact.

The result of CEP’s disciplined process is a portfolio of 125 to 250 securities that they believe will generate solid excess returns over the S&P Mid Cap 400 at a moderate risk level.

THE YEAR IN REVIEW

For the year 2006, the Managers Mid-Cap Fund gained 8.96% (Institutional Class) compared with a gain of 10.32% for the S&P Mid Cap 400 Index (“the Index” ). Please note that this Fund has multiple classes. Performance for all classes can be found in the table on page 6 and at www.managersinvest.com.

The abundance of liquidity in the market, activity by private equity players, pause by the Fed, and continued growth in the U.S. economy seemed to buoy investor optimism. There was a positive rally across all capitalizations of U.S. stock markets in the second half of 2006.

Smaller-capitalization companies, especially the lowest decile capitalization companies, continued to perform well, challenging predictions by many market analysts. However, the S&P 600 was unable to outperform the S&P 500 Index this year for the first time since 1999. The small-cap index was still up a respectable 15.1% versus the 15.8% for the larger-cap index. In contrast, this was also the first year since 2003 that the S&P 600 outperformed the S&P 400 with annual returns of 15.1% and 10.3%, respectively.

Even within the mid-capitalization range, there were substantial differences between the two most well recognized indexes, the S&P Mid Cap 400 and the Russell Midcap® Index. In reference to the Russell Midcap Index, the S&P Mid Cap 400 Index underperformed by 5.0% (15.3% versus 10.3%, respectively). The difference between the two Indexes is attributable to the larger size companies or capitalizations in the Russell Midcap Index relative to the S&P Mid Cap 400. The Russell Midcap Index has an average weighted market capitalization of $8.6 billion versus $3.8 billion for the S&P Mid Cap 400. Specifically, the top 89 stocks by capitalization contributed the majority of the return for the Russell Midcap Index. These 89 stocks had market caps that are above the largest capitalization holdings in the S&P Mid Cap 400. During the second half of the year, the larger capitalization names outperformed as the market rotated to these companies as concerns mounted over a slower economy.

From a style perspective, value continued to dominate growth across all capitalizations. Value stocks once again beat growth stocks for the 7th straight year with the Russell 3000® Value Index up 22.3% versus the 9.5% return for the Russell 3000 Growth Index. This divergence is also evidence of risk aversion as the economy shows signs of decelerating growth.

Risk aversion did not completely abate as investors sought out large-capitalization, higher quality companies, as exhibited by the record closing of the Dow Industrial Index. Within CEP’s proprietary model, value and quality factors dominated while momentum factors detracted broadly across the capitalization spectrum. During 2006, the market did not reward momentum factors (companies with favorable earnings outlooks) as investors were concerned with companies’ earnings trends in an environment of slowing growth. Portfolio management considers this a short-term situation because fundamentals drive stock prices and earnings do matter in long term.

As the Fund matches sectors with the S&P Mid Cap 400 Index, the return patterns were tied very closely with those of the overall market. Stock selection in the consumer discretionary, industrials, and financials sectors were the largest contributors to the Fund. Specialty retailer American Eagle Outfitters (+106%) had a strong year, as did several producer manufacturing firms Terex Corp (+117%) and Cummins, Inc. (+33%). On the negative end of the spectrum, technology stocks in the Portfolio failed to keep pace with those of the Index and the energy sector was challenged by several double-digit decliners including Patterson-UTI Energy, Inc. (-29%) and Helmerich & Payne.

LOOKING FORWARD

Looking forward, the portfolio manager continues to add value through security selection and seeks to immunize the Portfolio against sector swings by matching sectors to the benchmark.

CEP’s comments as we progress into 2007:

Our forecast for 2007 is generally optimistic. Overall expectations are that the weakness in housing and manufacturing should moderate, the strength in the service sector will continue, and inflation will decline, all leading to moderate real growth for the economy. With the forward P/E of the S&P 500 below average historical

Managers Mid-Cap Fund

Portfolio Manager’s Comments (continued)

levels, valuations should continue to show positive returns as multiples expand due to lower inflation expectations and anticipation of future economic growth. Given the expected slow down in earnings and GDP, we believe investors will focus on high quality balance sheets and less on price momentum.

CUMULATIVE TOTAL RETURN PERFORMANCE

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted index of 400 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. Unlike the Fund, the S&P Mid Cap 400 Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1997 to a $10,000 investment made in the S&P Mid Cap 400 Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. Figures include reinvestment capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Mid-Cap Fund and the S&P Mid Cap 400 Index since inception through December 31, 2006.

Average Annual Total Returns			1 Year	5 Years	Since Inception	Inception Date
Mid-Cap	-Class A	No Load	8.69%	10.77%	13.30%	01/02/97
	-Class A	With Load	2.45%	9.45%	12.63%	01/02/97
	-Class B	No Load	7.88%	10.12%	11.76%	01/28/98
	-Class B	With Load	2.88%	9.85%	11.76%	01/28/98
	-Class C	No Load	7.87%	10.11%	10.95%	02/19/98
	-Class C	With Load	6.87%	9.88%	10.82%	02/19/98
	-Institutional Class	No Load	8.96%	11.22%	13.84%	01/02/97
S&P Mid Cap 400 Index			10.32%	10.89%	13.64%*

*	Performance for the S&P Mid Cap 400 Index reflects an inception date of January 2, 1997.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers Mid-Cap Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Mid-Cap Fund**	S&P Mid Cap 400 Index
Financials	19.0%	18.5%
Information Technology	16.1%	15.1%
Consumer Discretionary	15.9%	15.4%
Industrials	13.3%	15.9%
Health Care	10.8%	10.9%
Energy	7.7%	7.5%
Utilities	7.6%	8.1%
Materials	5.9%	5.7%
Consumer Staples	2.5%	2.3%
Telecommunications	0.4%	0.6%
Other Assets and Liabilities	0.8%	0.0%

Top Ten Holdings

Top Ten Holdings (out of 135 securities)	% of Net Assets
American Financial Group, Inc.*	2.3%
Cummins, Inc.*	2.1
Terex Corp.	2.1
Tesoro Corp.*	2.0
Allegheny Energy, Inc.*	1.9
Ashland, Inc.	1.8
Applera Corp. - Applied Biosystems Group	1.7
Sherwin-Williams Co., The	1.7
OGE Energy Corp.	1.7
Radian Group, Inc.*	1.7

Top Ten as a Group	19.0%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2006

	Shares		Value
Common Stocks - 99.2%
Consumer Discretionary - 15.9%
Abercrombie & Fitch Co.	13,600	[2]	$946,968
American Eagle Outfitters, Inc.	39,450	[2]	1,231,235
AnnTaylor Stores Corp.*	25,200		827,568
ArvinMeritor, Inc.	31,800	[2]	579,714
Autoliv, Inc.	11,500		693,450
Brinker International, Inc.	20,400		615,264
Darden Restaurants, Inc.	23,300	[2]	935,961
Dillard’s, Inc., Class A	37,300		1,304,380
Dollar Tree Stores, Inc.*	20,200		608,020
Furniture Brands International, Inc.	10,000		162,300
Hasbro, Inc.	16,300		444,175
Marvel Entertainment, Inc.*	6,400	[2]	172,224
NVR, Inc.*	500	[2]	322,500
Payless ShoeSource, Inc.*	39,600	[2]	1,299,672
Polo Ralph Lauren Corp.	6,100		473,726
Rent-A-Center, Inc.*	22,000	[2]	649,220
Ryland Group, Inc., The	17,900		977,698
Scholastic Corp.*	8,200	[2]	293,888
Sherwin-Williams Co., The	23,800	[2]	1,513,204
Total Consumer Discretionary			14,051,167
Consumer Staples - 2.5%
Alberto-Culver Co.*	2,600		55,770
Energizer Holdings, Inc.*	6,800	[2]	482,732
Estee Lauder Co., Class A	11,100	[2]	453,102
Hansen Natural Corp.*	13,200	[2]	444,576
Hormel Foods Corp.	8,900		332,326
McCormick & Co.	12,200		470,432
Total Consumer Staples			2,238,938
Energy - 7.7%
Cimarex Energy Co.	9,900		361,350
ENSCO International, Inc.	11,300	[2]	565,678
Frontier Oil Corp.	21,100		606,414
Overseas Shipholding Group, Inc.	15,700		883,910
Patterson-UTI Energy, Inc.	55,600	[2]	1,291,588
Tesoro Corp.	27,000	[2]	1,775,790
Tidewater, Inc.	18,400	[2]	889,824
Unit Corp.*	7,800		377,910
Total Energy			6,752,464
Financials - 19.0%
A.G. Edwards, Inc.	10,700	[2]	677,203
American Financial Group, Inc.	55,800	[2]	2,003,778
AmeriCredit Corp.*	35,300	[2]	888,501
Assurant, Inc.	11,600		640,900
Camden Property Trust	9,900		731,115
CB Richard Ellis Group, Inc.*	37,800		1,254,960
CBL & Associates Properties, Inc.	27,000		1,170,450
City National Corp.	4,600		327,520
Colonial Properties Trust	6,700		314,096
Compass Bancshares, Inc.	11,400	[2]	680,010
First Marblehead Corp., The	4,450	[2]	243,193
FirstMerit Corp.	12,300	[2]	296,922
Highwoods Properties, Inc.	28,400		1,157,584
Investors Financial Services Corp.	4,100	[2]	174,947
Leucadia National Corp.	13,300	[2]	375,060
Mercantile Bankshares Corp.	22,350		1,045,757
Nationwide Financial Services, Inc.	13,500		731,700
New Century Financial Corp.	7,100		224,289
New Plan Excel Realty Trust, Inc.	25,900		711,732
PMI Group, Inc.	25,600		1,207,552
Radian Group, Inc.	27,500		1,482,525
Regions Financial Corp.	1		37
Wilmington Trust Corp.	9,200	[2]	387,964
Total Financials			16,727,795
Health Care - 10.8%
Applera Corp. - Applied Biosystems Group	41,600	[2]	1,526,304
C.R. Bard, Inc.	6,800		564,196
Charles River Laboratories International, Inc.*	12,400	[2]	536,300
Coventry Health Care, Inc.*	18,925	[2]	947,196
Endo Pharmaceuticals Holdings, Inc.*	8,300	[2]	228,914
Health Net, Inc.*	19,400	[2]	944,004
Hillenbrand Industries, Inc.	8,900	[2]	506,677
ImClone Systems, Inc.*	14,000	[2]	374,640
Kinetic Concepts, Inc.*	11,200	[2]	442,960
King Pharmaceuticals, Inc.*	15,000	[2]	238,800
Manor Care, Inc.	7,700	[2]	361,284
Millennium Pharmaceuticals, Inc.*	43,500	[2]	474,150
Pediatrix Medical Group, Inc.*	5,500	[2]	268,950
Sierra Health Services, Inc.*	14,400	[2]	518,976
STERIS Corp.	9,400		236,598
Techne Corp.*	23,800	[2]	1,319,710
Total Health Care			9,489,659

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 13.3%
Banta Corp	9,800		$356,720
Continental Airlines, Inc.*	12,300	[2]	507,375
Cummins, Inc.	15,900	[2]	1,879,062
Deluxe Corp.	7,300	[2]	183,960
Dun & Bradstreet Corp.*	2,200		182,138
ITT Educational Services, Inc.*	11,300	[2]	749,981
Joy Global, Inc.	21,100	[2]	1,019,974
Manpower, Inc.	9,200		689,356
Miller Herman, Inc.	7,700		279,972
Precision Castparts Corp.	11,800		923,704
R.R. Donnelley & Sons Co.	6,000		213,240
Republic Services, Inc.	22,000		894,740
Ryder System, Inc.	13,800		704,628
SPX Corp.	5,000	[2]	305,800
Terex Corp.*	28,300		1,827,614
UAL Corp.*	12,600	[2]	554,400
U.S. Airways Group, Inc. *	8,500	[2]	457,725
Total Industrials			11,730,389
Information Technology - 16.1%
Avnet, Inc.*	22,000	[2]	561,660
Avocent Corp.*	8,400		284,340
AVX Corp.	10,900	[2]	161,211
BMC Software, Inc.*	29,000		933,800
Brocade Communications Systems, Inc.*	38,500		316,085
Cadence Design Systems Inc.*	33,700	[2]	603,567
CommScope, Inc.*	9,000	[2]	274,320
CSG Systems International, Inc.*	13,200		352,836
Factset Research Systems, Inc.	20,750		1,171,960
Global Payments, Inc.	19,600		907,480
Ingram Micro, Inc., Class A*	28,100		573,521
Integrated Device Technology, Inc.*	7,900		122,292
Intersil Corp., Class A	41,100		983,112
Lam Research Corp.*	2,800	[2]	141,736
LSI Logic Corp.*	78,600	[2]	707,400
MEMC Electronic Materials, Inc.*	7,700		301,378
Microchip Technology, Inc.	3,700	[2]	120,990
MoneyGram International, Inc.	14,200		445,312
Novellus Systems, Inc.*	10,100	[2]	347,642
Omnivision Technologies, Inc.*	25,900		353,535
Polycom, Inc.*	28,800	[2]	890,208
Sybase, Inc.*	30,900	[2]	763,230
Tech Data Corp.*	12,200		462,014
Tellabs, Inc.*	52,600		539,676
Triquint Semiconductor*	36,400		163,800
Vishay Intertechnology, Inc.*	27,100		366,934
Websense, Inc.*	24,600		561,618
Western Digital Corp.*	36,600		748,836
Total Information Technology			14,160,493
Materials - 5.9%
Ashland, Inc.	22,700		1,570,386
FMC Corp.	16,700		1,278,385
Louisana-Pacific Corp.	9,400		202,382
Olin Corp.	16,300	[2]	269,276
Rayonier, Inc.	7,800		320,190
Sealed Air Corp.	3,900	[2]	253,188
Steel Dynamics, Inc.	41,200		1,336,940
Total Materials			5,230,747
Telecommunication Services - 0.4%
Centurytel, Inc.	7,700	[2]	336,182
Utilities - 7.6%
Allegheny Energy, Inc.*	36,300		1,666,533
Energy East Corp.*	13,300		329,840
MDU Resources Group, Inc.	42,950		1,101,238
Nicor, Inc.	11,100		519,480
OGE Energy Corp.	37,200		1,488,000
Oneok, Inc.	4,100		176,792
UGI Corp.	24,800		676,544
Wisconsin Energy Corp.	16,500		783,090
Total Utilities			6,741,517
Total Common Stocks
(cost $75,405,421)			87,459,351
Other Investment Companies - 29.6%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	25,310,467		25,310,467
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	753,079		753,079
Total Investment Companies
(cost $26,063,546)			26,063,546
Total Investments - 128.8%
(cost $101,468,967)			113,522,897
Other Assets, less Liabilities - (28.8)%			(25,391,609)
Net Assets - 100.0%			$88,131,288

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Portfolio Manager’s Comments

The Managers Balanced Fund’s (the “Fund” ) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent investment risk. The Fund’s benchmark is a 60%/40% blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively.

THE PORTFOLIO MANAGER

For most of the year 2006, the Fund employed two different portfolio managers for the equity and fixed income portions of the Portfolio. In December, the Fund’s Board of Trustees approved the transition of the fixed income portion of the Fund to Chicago Equity Partners, LLC ( “CEP” ). Hence, while Loomis Sayles & Company managed the bond portion of the portfolio through most of the year, going forward, CEP will be managing both the equity and fixed income portions of the Fund.

Chicago Equity Partners, LLC

Equity Portfolio

The investment team at Chicago Equity Partners, LLC ( “CEP” ) believes that fundamentals drive stock prices—that companies with favorable valuations and earnings expectations will outperform their peers. CEP employs a disciplined investment strategy utilizing a proprietary multi-factor model, which includes momentum, value, and quality factors, to select securities. The process focuses on security selection while remaining neutral to industry, sector, style, and capitalization benchmarks. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

CEP utilizes a systematic ranking system to identify attractive stocks and construct its portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization, and style exposures. Every day the investment team at CEP uses its proprietary model to evaluate the expectations, valuation, and quality attributes of 3,000 stocks.

The ideal investment exhibits the following traits :

•	Favorable valuation ratios relative to peers

•	Corporate profits growth is expected to be above average compared to peers

Portfolio management :

•	Utilizes a systematic ranking system to identify attractive stocks

•	Follows a disciplined portfolio construction process that minimizes portfolio risks like sector, capitalization, and style exposures

•	Constructs portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings, and market capitalization

•	Reviews and confirms the model’s daily rankings, paying special attention to any changes in rank

•	Each analyst follows a specific sector focusing on:

•	The timing and nature of earnings releases

•	Legal and regulatory exposures of companies

•	Any other factors the model may not capture

•	The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector

The Portfolio:

•	Typically holds 100 to 200 securities that the investment team believes will generate solid excess returns over the S&P 500 Index at a moderate risk

Sell Discipline

CEP has a structured sell discipline: a stock is sold if it is lowly ranked and if there is a viable alternative within its industry, based upon risk/return. This is applied consistently across the universe and over time. The team format assures decisions are being made that are consistent with the Fund’s objectives.

Fixed Income Portfolio

In its fixed income portfolios Chicago Equity Partners employs a risk controlled, low volatility process that is designed to increase the likelihood of producing excess return while controlling the level of risk versus the benchmark. CEP’s investment process involves both performance enhancement strategies and risk management techniques. Excess return is achieved in two primary ways: sector allocation and security selection. CEP’s proprietary quantitative analysis provides an efficient framework for identifying and evaluating opportunities in the bond market. In this process, they screen for bonds with the characteristics they have found to be the drivers of bond returns over time. This approach allows the team to evaluate a significant amount of bond market data in a systematic way. The qualitative overlay incorporates the opinions of their fundamental analysts and provides a check to the quantitative process.

Ideal Investment

The ideal investment typically exhibits some of the following traits:

•	Falls within core competencies

•	High research ranking based on sound fundamentals

•	Offers yield advantage versus peer group

•	Attractive yield curve position

•	Provides good liquidity

•	Stable or improving fundamentals (for corporate bonds)

Portfolio Construction

In constructing the Portfolio, the investment team follows this approach:

•	Sector weightings are determined by the relative attractiveness of corporates, mortgages, agencies, and Treasuries using fundamental and quantitative analysis

•	The security selection decision is determined by analyzing bonds within their peer group and choosing the most favorable issuers from a risk/return standpoint based on proprietary research

•	Durations are maintained within a range of plus or minus 10% of the benchmark

•	Yield curve positioning is determined after a thorough review of the interest rate environment

•	Over time, value is added while reducing volatility at the sector and security level through timely responses to changing, sometimes irrational, market conditions

Sell Discipline

The investment team may make a sell decision when a security:

•	Deteriorates in research ranking due to change in fundamentals or business strategy

•	Is reevaluated because facts surrounding original purchase come into question

Managers Balanced Fund

Portfolio Manager’s Comments (continued)

•	Meets price target or another security offers higher total return opportunity

•	Experiences an unexplained drop in bond or stock price

•	Is downgraded by rating agency

THE YEAR IN REVIEW

Managers Balanced Fund (Institutional Class) returned 13.98% during 2006, compared to a return of 11.20% for the hypothetical benchmark consisting of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index (“the Index”). Please note that this Fund has multiple classes. Performance for all classes can be found on page 12 and at www.managersinvest.com.

U.S. markets turned in a strong year overcoming a fairly significant correction in early May. Within the broad market, small-cap stocks (as measured by the Russell 2000®) regained the upper hand over large-cap stocks (as measured by the Russell 1000® Index) returning 18.4% and 15.5%, respectively. Similarly, value continued its recent dominance over growth as the Russell 3000® Value gained 22.3% compared to 9.5% for its growth counterpart. The broad market exhibited across the board gains with only technology and health care failing to post double-digit returns. Despite averaging just over a 3% weight in the Index, telecommunication services was the runaway winner posting a 37% return. Also of note during the year was a lack of reward for companies with higher projected EPS growth. The lower the 5-year projected EPS growth rate, the higher the return.

The U.S. bond market in 2006 was defined by two distinct halves—the first, which was marked by escalating inflationary fears, tighter global central bank policy, and higher interest rates; and the second, which was marked by a Federal Reserve pause, poor economic data, and sharply falling rates. During the year, the Fed hiked the Fed Funds rate 4 times, from 4.25% to 5.25%, as higher energy prices and a resilient U.S. economy led to concerns over higher inflation. In August, however, for the first time in over two years, the Fed decided to keep rates on hold, signaling that the tightening cycle may have come to an end. Following the Fed pause in August, economic data releases began to signal a weakening economy, led by poor data in the housing and auto sectors. The economic slowdown sparked a sharp bond rally, as the 10-year Treasury yield fell to 4.60%, well off the year’s high of 5.24% reached in June. As longer term bonds rallied and rates fell, short-term bonds were anchored by the Fed Funds rate, which led to an inversion in the yield curve. It’s worth noting, if only for comparison sake, yield curve inversions historically have been associated with future economic recessions. U.S. corporate high yield and emerging markets debt were the top-performing sectors returning 840 basis points (8.40%) and 700 basis points (7.00%), respectively, over like-duration Treasuries. Furthermore, the interest rate environment became more favorable for mortgage backed securities toward the latter half of the year, allowing such issues to outperform like-duration Treasuries by over 120 basis points (1.2%).

The Fund’s equity-centric allocation was beneficial to performance as stocks outperformed bonds. We had noted in last year’s Annual Report that the investment outlook favored equities over bonds. Thus, we generally maintained an allocation of 70% equities versus 30% bonds throughout the year (compared to a neutral allocation of 60% equities and 40% bonds).

Within this broad allocation, the Fund’s managers performed reasonably well during 2006. The manager of the equity portion, Chicago Equity Partners, produced returns that were moderately ahead of the S&P 500 Index. As the manager’s investment philosophy is intended to immunize the Fund’s sector exposure, this outperformance came from good security selection within sectors. For instance, the Fund’s telecom holdings surged 80%, on average, compared to a 37% increase for the utilities securities within the S&P 500. Similarly the Fund’s consumer staples holdings rose almost 22% on average compared to just over a 13% increase for the industrial stocks within the S&P 500.

Meanwhile the Fund’s fixed income portion, managed by Loomis Sayles, significantly outperformed the Lehman Brothers Aggregate Bond Index. Portfolio management aggressively extended the duration of the Portfolio through the selling of shorter-term Treasuries. The shift to a market overweight in duration was in anticipation of the Fed’s decision to pause in its campaign to raise interest rates. As yields fell and prices rose, the Fund was correctly positioned to capture value. In terms of quality, the Fund’s exposure to Government/ Agency issues was down to 2% by year-end compared to nearly 40% at the end of 2005. High yield holdings grew to 45% throughout the year and proved to be one of the stronger segments of the market. With almost the entire Portfolio allocated to U.S. Dollars, the Portfolio was largely unaffected by foreign currency exposure.

LOOKING FORWARD

The Asset Allocation Committee of Managers Investment Group continues to view stocks as having generally better current risk/ reward prospects than bonds. Thus, the Fund’s overall allocation remains weighted towards stocks versus bonds. Sector allocations within the equity portion of the Fund will generally remain steady going into 2007. However, CEP is expected to move the fixed income portion of the Portfolio into higher credit quality securities. CEP’s comments as we progress into 2007:

Our forecast for 2007 is generally optimistic. Overall expectations are that the weakness in housing and manufacturing should moderate, the strength in the service sector will continue, and inflation will decline, all leading to moderate real growth for the economy. With the forward P/E of the S&P 500 below average historical levels, valuations should continue to show positive returns as multiples expand due to lower inflation expectations and anticipation of future economic growth. Given the expected slow down in earnings and GDP, we believe investors will focus on high quality balance sheets and less on price momentum. On the fixed income side, the yield curve inversion has historically been a sign of slower future growth and lower rates. The intermediate maturities historically have performed the best when the Fed stops tightening. With investors not currently being compensated for risks in lower quality bonds, the market should focus on high quality bonds emphasizing stable cash flows.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The benchmark is a combination of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through

Managers Balanced Fund

Portfolio Manager’s Comments (continued)

changes in the aggregate market value of those stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The Index covers the U.S. investment grade fixed-rate bond market, with 6,434 government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1997, to a $10,000 investment made in the benchmark for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Balanced Fund, 60% S&P 500 / 40% Lehman Brothers U.S. Aggregate Index and 50% S&P 500 / 50% Lehman Brothers U.S. Aggregate Index since inception through December 31, 2006.

Average Annual Total Returns			1 Year	5 Years	Since Inception	Inception Date
Balanced	-Class A	No Load	13.73%	7.06%	9.21%	01/02/97
	-Class A	With Load	7.23%	5.80%	8.56%	01/02/97
	-Class B	No Load	12.83%	6.46%	7.31%	02/10/98
	-Class B	With Load	7.83%	6.15%	7.31%	02/10/98
	-Class C	No Load	12.88%	6.44%	7.24%	02/13/98
	-Class C	With Load	11.88%	6.23%	7.12%	02/13/98
	-Institutional Class	No Load	13.98%	7.51%	9.71%	01/02/97
60% S&P 500 Index & 40% Lehman Brothers Aggregate Bond Index			11.20%	6.12%	8.06%*
50% S&P 500 Index & 50% Lehman Brothers Aggregate Bond Index			10.21%	6.05%	7.88%*

*	Performance for the 60% S&P 500 Index & 40% Lehman Brothers Aggregate Bond Index reflects an inception date of January 2, 1997. The previous benchmark for the Fund was 50% S&P 500 Index & 50% Lehman Brothers Aggregate Bond Index. The components of the underlying indices were rebalanced to coincide with the asset allocation of the Fund. Performance for the 50% S&P 500 Index & 50% Lehman Brothers Aggregate Bond Index reflects an inception date of January 2, 1997.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers Balanced Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Balanced Fund**
Industrials	30.2%
Financials	16.7%
Information Technology	10.1%
Consumer Discretionary	8.3%
Health Care	7.9%
Energy	5.7%
Consumer Staples	5.1%
Utilities	3.7%
Telecommunication Services	2.4%
Materials	2.2%
Asset-Backed Securities	1.0%
U. S. Government Obligations	0.7%
Municipal Bonds	0.2%
Preferred Stock	0.2%
Other Assets and Liabilities	5.6%

Top Ten Holdings

Top Ten Holdings (out of 219 securities)	% of Net Assets
Bank of America Corp.*	2.8%
BellSouth Corp.*	2.4
Johnson & Johnson*	2.2
JPMorgan Chase & Co.*	2.1
Hewlett-Packard Co.	1.8
Goldman Sachs Group, Inc.	1.8
Microsoft Corp.	1.7
McDonald’s Corp.	1.4
PG&E Corp.*	1.4
Cisco Systems, Inc.	1.4

Top Ten as a Group	19.0%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Balanced Fund

Schedule of Portfolio Investments

December 31, 2006

Security Description	Shares		Value
Common Stocks - 64.7%
Consumer Discretionary - 8.3%
American Eagle Outfitters, Inc.	2,400	[2]	$74,904
AnnTaylor Stores Corp.*	1,600		52,544
CBS Corp., Class B	3,300		102,894
Dillard’s, Inc., Class A	2,200		76,934
General Motors Corp.	4,000	[2]	122,880
IAC/InterActive Corp.*	3,800	[2]	141,208
J.C. Penney Co., Inc.	3,200		247,552
McDonald’s Corp.	7,300	[2]	323,609
McGraw-Hill Companies, Inc., The	1,600	[2]	108,832
Office Depot, Inc.*	3,300	[2]	125,961
Omnicom Group, Inc.	2,300	[2]	240,442
Sherwin-Williams Co., The	2,700		171,666
Walt Disney Co., The	2,300		78,821
Total Consumer Discretionary			1,868,247
Consumer Staples - 5.1%
Altria Group, Inc.	2,220		190,520
Archer-Daniels-Midland Co.	600		19,176
Avon Products, Inc.	3,400		112,336
Kraft Foods, Inc.	4,500	[2]	160,650
Kroger Co.	6,100	[2]	140,727
PepsiCo, Inc.	4,400		275,220
Procter & Gamble Co.	3,812	[2]	244,997
Total Consumer Staples			1,143,626
Energy - 5.7%
ConocoPhillips Co.	3,200		230,240
Devon Energy Corp.	1,500	[2]	100,620
Exxon Mobil Corp.	3,820	[2]	292,727
Marathon Oil Corp.	3,300		305,250
Sunoco, Inc.	2,800	[2]	174,608
Tidewater, Inc.	3,800	[2]	183,768
Total Energy			1,287,213
Financials - 13.9%
Assurant, Inc.	2,100	[2]	116,025
AvalonBay Communities, Inc.	600		78,030
Bank of America Corp.	11,800		630,002
Bear, Stearns & Co., Inc.	500		81,390
CBL & Associates Properties, Inc.	4,100		177,735
Chubb Corp.	3,800	[2]	201,058
Citigroup, Inc.	2,500		139,250
Conseco, Inc.*	5,900	[2]	117,882
Countrywide Financial Corp.	800	[2]	33,960

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Financials - 13.9% (continued)
First Marblehead Corp., The	1,650	[2]	$90,173
Goldman Sachs Group, Inc.	2,000		398,700
JPMorgan Chase & Co.	9,748		470,828
Lehman Brothers Holdings, Inc.	400		31,248
Merrill Lynch & Co., Inc.	900		83,790
New Century Financial Corp.	2,500		78,975
PMI Group, Inc.	800		37,736
Principal Financial Group	2,500		146,750
Radian Group, Inc.	1,000		53,910
SunTrust Banks, Inc.	2,100	[2]	177,345
Total Financials			3,144,787
Health Care - 7.9%
Aetna, Inc.	3,000		129,540
AmerisourceBergen Corp.	2,400	[2]	107,904
Amgen, Inc.*	500		34,155
Applera Corp. - Applied Biosystems Group	2,900	[2]	106,401
Becton, Dickinson & Co.	300	[2]	21,045
Biogen Idec, Inc.*	2,700	[2]	132,813
CIGNA Corp.	1,900		249,983
Endo Pharmaceuticals Holdings, Inc.*	1,500		41,370
Johnson & Johnson	7,380		487,228
King Pharmaceuticals, Inc.*	3,200	[2]	50,944
Merck & Co., Inc.	4,800		209,280
Pfizer, Inc.	8,140		210,826
Total Health Care			1,781,489
Industrials - 6.6%
Continental Airlines, Inc.*	4,500	[2]	185,625
CSX Corp.	1,400		48,202
Cummins, Inc.	1,500	[2]	177,270
Dun & Bradstreet Corp.*	1,200		99,348
Emerson Electric Co.	4,600		202,814
General Electric Co.	5,800		215,818
Manpower, Inc.	600	[2]	44,958
Northrop Grumman Corp.	4,500		304,650
Raytheon Co.	1,000		52,800
Ryder System, Inc.	400		20,424
Textron, Inc.	1,400		131,278
Total Industrials			1,483,187
Information Technology - 9.8%
Advanced Micro Devices, Inc.*	5,500	[2]	111,925
Altera Corp.*	3,000	[2]	59,040
BEA Systems, Inc.*	7,800		98,124
Cisco Systems, Inc.*	11,540	[2]	315,388

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology - 9.8% (continued)
Computer Sciences Corp.*	2,200		$117,414
Electronic Data Systems Corp	2,200	[2]	60,610
Fidelity National Information Services, Inc.	430		17,236
Google, Inc.*	100		46,048
Hewlett-Packard Co.	9,700		399,543
International Business Machines Corp.	2,200		213,730
LSI Logic Corp.*	5,200	[2]	46,800
Mastercard, Inc.	1,100		108,339
Microsoft Corp.	12,700		379,222
Motorola, Inc.	4,600		94,576
Nvidia Corp.*	3,600	[2]	133,236
Vishay Intertechnology, Inc.*	1,800		24,372
Total Information Technology			2,225,603
Materials - 2.2%
Celanese Corp.	7,600		196,688
Nucor Corp.	2,200		120,252
Pactiv Corp.*	2,700	[2]	96,363
United States Steel Corp.	1,100		80,454
Total Materials			493,757
Telecommunication Services - 2.4%
BellSouth Corp.	11,600		546,476
Utilities - 2.8%
Edison International	5,200		236,496
PG&E Corp.	6,700	[2]	317,111
Sempra Energy	1,200		67,248
Total Utilities			620,855
Total Common Stocks (cost $ 12,171,382)			14,595,240

	Principal Amount
Corporate Bonds - 28.6%
Asset-Backed Securities - 1.0%
First Union National Bank Commercial Mortgage, Series 1999-C4, Class A1, 7.184%, 12/15/31	$22,145		22,225
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	90,000		89,736
GS Mortgage Securities Corp. II Series 2005-GG4, 4.751%, 07/10/39	50,000		48,195
Morgan Stanley Capital I, Series 2005-T19, 4.890%, 06/12/47	75,000		72,887
Total Asset-Backed Securities			233,043
Finance - 2.8%
Berkshire Hathaway Finance Corp., 4.850%, 01/15/15	150,000		145,578
EOP Operating LP, 4.750%, 03/15/14	75,000		74,409
General Motors Acceptance Corp., 8.000%, 11/01/31	105,000		120,897
Host Hotels & Resorts LP, 6.875%, 11/01/14 (a)	50,000		50,875

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Finance - 2.8% (continued)
Kinder Morgan Finance Co.,
5.150%, 03/01/15	$10,000	$8,988
5.700%, 01/05/16	45,000	41,359
6.400%, 01/05/36	35,000	31,301
Toll Brothers Finance Corp., 5.150%, 05/15/15	20,000	18,356
Wells Fargo Co., 5.121%, 05/01/33, (02/01/07)[5]	105,000	105,864
Western Union Co., 5.930%, 10/01/16 (a)	30,000	29,767
Total Finance		627,394
Industrials - 23.6%
Albertson’s, Inc.
6.625%, 06/01/28	20,000	18,257
7.450%, 08/01/29	85,000	83,470
7.750%, 06/15/26	125,000	125,305
8.000%, 05/01/31	5,000	5,097
America Movil SA de CV, 6.375%, 03/01/35	55,000	53,935
American Stores Co., 8.000%, 06/01/26	5,000	5,281
Arrow Electronics, Inc., 6.875%, 06/01/18	75,000	77,632
AT&T Wireless Services, Inc., 8.750%, 03/01/31	105,000	136,850
AT&T, Inc., 6.150%, 09/15/34	245,000	241,765
Atitibi-Consolidated, Inc., 7.400%, 04/01/18	45,000	35,775
Avnet, Inc.
6.000%, 09/01/15	25,000	24,691
6.625%, 09/15/16	25,000	25,753
Bombardier, Inc., 7.450%, 05/01/34 (a)	115,000	105,800
Borden, Inc.
7.785%, 02/15/23	10,000	8,050
8.375%, 04/15/16	5,000	4,375
9.200%, 03/15/21	15,000	13,350
BSKYB Finance UK PLC., 6.500%, 10/15/35 (a)	60,000	59,529
Case Corp., 7.250%, 01/15/16	55,000	55,963
Centex Corp., 5.250%, 06/15/15	40,000	37,843
Chesapeake Energy Corp.
6.375%, 06/15/15	15,000	14,925
6.500%, 08/15/17	115,000	112,988
Colorado Interstate Gas Co., 6.800%, 11/15/15	40,000	41,791
Comcast Corp.
5.650%, 06/15/35	175,000	159,388
6.450%, 03/15/37	20,000	20,077
6.500%, 11/15/35	10,000	10,103
Corning Inc.
6.200%, 03/15/16	60,000	61,193
6.850%, 03/01/29	45,000	46,966
7.250%, 08/15/36	50,000	53,753

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 23.6% (continued)
CSC Holdings, Inc., 7.875%, 02/15/18	$100,000	$100,250
CVS Corp., 6.125%, 08/15/16	40,000	41,347
D.R. Horton, Inc.
5.250%, 02/15/15	40,000	37,397
5.625%, 01/15/16	15,000	14,295
5.625%, 09/15/24	10,000	9,674
Desarrolladora Homex S.A. de C.V., 7.500%, 09/28/15	20,000	20,500
Dillards, Inc., 7.000%, 12/01/28	80,000	76,800
Dow Chemical Co., 7.375%, 11/01/29	75,000	86,945
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	30,000	30,928
Elan Finance PLC, 7.750%, 11/15/11	60,000	58,875
Embraer Overseas, Ltd., 6.375%, 01/24/17 (a)	100,000	100,250
Energy Transfer Partners LP
6.125%, 02/15/17	10,000	10,158
6.625%, 10/15/36	5,000	5,165
Ford Motor Co., 7.450%, 07/16/31	250,000	197,500
Georgia-Pacific Corp.
7.700%, 06/15/15	125,000	127,969
8.000%, 01/15/24	10,000	10,200
8.875%, 05/15/31	15,000	15,938
HCA, Inc.
6.500%, 02/15/16	30,000	25,425
7.050%, 12/01/27	5,000	3,788
7.500%, 12/15/23	10,000	8,187
7.580%, 09/15/25	10,000	8,187
7.690%, 06/15/25	30,000	24,981
7.750%, 07/15/36	5,000	4,035
Hercules, Inc., 6.500%, 06/30/29	35,000	30,100
Intelsat Corp., 6.875%, 01/15/28	40,000	36,800
Jefferson Smurfit Corp., 7.500%, 06/01/13	45,000	42,525
Joy Global, Inc., 6.625%, 11/15/36 (a)	5,000	4,986
K. Hovnanian Enterprises, Inc.
6.250%, 01/15/16	30,000	28,500
6.375%, 12/15/14	5,000	4,825
6.500%, 01/15/14	5,000	4,875
7.500%, 05/15/16	50,000	50,500
KB Home, 5.875%, 01/15/15	130,000	119,851
Lennar Corp., 5.600%, 05/31/15	15,000	14,366
Level 3 Communications, Inc.
6.000%, 03/15/10	20,000	18,550
11.500%, 03/01/10	75,000	79,875
Lucent Technologies, Inc., 6.450%, 03/15/29	160,000	148,400

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 23.6% (continued)
Nektar Therapeutics, 3.250%, 09/28/12	$15,000	$15,056
New England Telephone & Telegraph Co., 7.875%, 11/15/29	15,000	16,411
News America, Inc., 7.280%, 06/30/28	75,000	80,941
Nextel Communications, Inc., 5.950%, 03/15/14	10,000	9,752
NGC Corp. Capital Trust, 8.316%, 06/01/27	85,000	80,750
Nortel Networks Corp.
6.875%, 09/01/23	45,000	38,025
10.125%, 07/15/13 (a)	100,000	108,500
ONEOK Partners LP
6.150%, 10/01/16	25,000	25,413
6.650%, 10/01/36	35,000	35,916
Owens & Minor, Inc., 6.350%, 04/15/16	75,000	75,434
Pioneer Natural Resources USA, Inc., 5.875%, 07/15/16	65,000	60,266
Pulte Homes, Inc.
5.200%, 02/15/15	30,000	28,629
6.000%, 02/15/35	70,000	64,237
6.375%, 05/15/33	35,000	32,778
Qwest Corp.
6.875%, 09/15/33	85,000	81,600
7.500%, 10/01/14	55,000	58,575
7.500%, 06/15/23	25,000	25,313
Rogers Cable, Inc., 5.500%, 03/15/14	80,000	76,895
Sara Lee Corp., 6.125%, 11/01/32	15,000	13,614
Southern Natural Gas Co., 8.875%, 03/15/10	30,000	31,623
Sprint Capital Corp., 6.875%, 11/15/28	75,000	75,287
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	50,000	53,044
Time Warner, Inc.
6.500%, 11/15/36	5,000	4,993
6.625%, 05/15/29	75,000	76,178
6.950%, 01/15/28	35,000	36,832
Transcontinental Gas Pipeline Corp., 6.400%, 04/15/16	55,000	55,825
True Move Co., Ltd., 10.750%, 12/16/13 (a)	100,000	98,000
US West Communications, Inc., 7.250%, 09/15/25	75,000	77,438
USG Corp., 6.300%, 11/15/16 (a)	50,000	49,652
Vale Overseas Ltd., 6.875%, 11/01/36	25,000	25,766
Verizon Global Funding Corp., 5.850%, 09/15/35	80,000	76,879
Verizon New York, Inc., 7.375%, 04/01/32	35,000	36,243
Viacom, Inc., 6.875%, 04/30/36	30,000	29,753
Weatherford International, Inc., 6.500%, 08/01/36	55,000	55,394
WellPoint Inc.
5.000%, 12/15/14	25,000	24,243
5.850%, 01/15/36	115,000	112,099
Xerox Corp., 6.400%, 03/15/16	162,000	166,253

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 23.6% (continued)
XTO Energy Inc., 5.300%, 06/30/15	$80,000	$77,530
Total Industrials		5,333,989
Information Technology - 0.3%
Hanaro Telecom, Inc., 7.000%, 02/01/12 (a)	75,000	75,283
Utilities - 0.9%
Dynergy Holdings, Inc.
7.125%, 05/15/18	40,000	39,200
7.625%, 10/15/26	10,000	9,750
Exelon Generation Co. LLC, 5.350%, 01/15/14	75,000	73,568
Methanex Corp., 6.000%, 08/15/15	45,000	42,754
Toledo Edison Co., 6.150%, 05/15/37	25,000	24,693
Total Utilities		189,965
Total Corporate Bonds (cost $6,276,126)	5,938,718	6,459,674
Municipal Bonds - 0.2%
MI Tobacco Settlement, 7.309%, 06/01/34 (cost $34,998)	35,000	36,539
U.S. Government Obligations - 0.7%
USTB, 4.500%, 02/15/36 (cost $162,394)	175,000	166,469

	Shares
Preferred Stock - 0.2%
Newell Financial Trust I, 5.250% (cost $39,878)	925	44,284
Other Investment Companies - 28.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	5,217,992	5,217,992
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	1,178,867	1,178,867
Total Other Investment Companies (cost $6,396,859)		6,396,859
Total Investments - 122.7% (cost $25,081,637)		27,699,065
Other Assets, less Liabilities - (22.7)%		(5,125,657)
Net Assets - 100.0%		$22,573,408

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Portfolio Manager’s Comments

The Managers High Yield Fund seeks a high level of current income, with a secondary objective of capital appreciation.

The Fund currently employs a single subadvisor, J.P. Morgan Investment Management Inc. (“JPMorgan”), to manage the assets of the Fund. The investment philosophy at JPMorgan is based on the belief that security selection produces superior risk-adjusted returns. Thus, they place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value.

The investment team at JPMorgan believes that the best investment ideas are generated collaboratively from their research analysts, traders, and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment.

The ideal investment exhibits the following traits:

•	Strong corporate fundamentals and understandable business plan

•	Healthy capital structure to ensure priority of debt obligations

•	Attractive bond yield relative to opportunity set

Portfolio management:

•	Selects securities using a bottom-up process drawing from investment opportunities identified by asset class teams

•	Seeks value in the context of long-term horizon

•	Balances deep value to provide capital appreciation with relative value to provide income and stability

•	Diversifies broadly, limiting issues and industry concentrations

The investment team will make a sell decision when:

•	Security no longer possesses attractive risk/return dynamic

•	Attractive swap candidate emerges

•	Analyst uncovers deteriorating fundamentals not reflected in security price

•	Portfolio rebalancing is required

THE YEAR IN REVIEW

Managers High Yield Fund (Institutional Class) rose 11.38% in 2006, compared to a gain of 11.85% for the Lehman Brothers U.S. Corporate High Yield Index. Please note that this Fund has multiple classes. Performance for all classes can be found on page 22 and at www.managersinvest.com.

In 2006, the bond markets very successfully transitioned from a long period of rather predictable Federal Reserve tightening to a decidedly neutral Fed policy where there is now uncertainty regarding the timing and direction of the next FOMC (Federal Open Market Committee) action. Despite starting the year at historically low yield spreads, the credit sectors, particularly high yield bonds, produced surprisingly strong returns. The main reason for this, of course, is that the economy continued to grow, corporate profitability continued to strengthen in almost all business sectors and corporate default rates remained extremely low. Hence, aside from a brief panic attack beginning in mid-May, there was nothing to scare investors away from risky assets, and there was plenty of liquidity searching for yields.

During the first half of the year, the FOMC hiked the Fed Funds rate four times, from 4.25% to 5.25%, as higher energy prices and a resilient U.S. economy led to concerns over higher inflation. In August, for the first time in over two years, the Fed kept rates on hold, signaling that the tightening cycle may have come to an end. Following the Fed pause in August, economic data releases began to signal a moderating economy, led by poor data in the housing and auto sectors. The economic slowdown sparked a sharp bond rally, as the 10-year Treasury yield fell to 4.60%, well off the year’s high of 5.24% reached in June. U.S. corporate high yield was the top-performing sector returning 840 basis points (8.40%) over like-duration Treasuries for the year.

One of the key drivers of high yield index returns in recent years has been the bonds of the large auto manufacturers, Ford and General Motors. When these companies’ debt ratings dropped below investment grade in 2005, their bonds became a significant weighting in most high yield indexes. Because of diversification disciplines as well as the risk that these companies would eventually default, most high yield portfolio managers would not hold a market-weighted position in these bonds. However, since the companies have been able to avoid default, and the perception of their prospects has improved, the bonds have performed quite well, and most active high yield managers have found it difficult to keep up with the indexes. Hence, while the Fund slightly under-performed its benchmark during the year, it took less concentration risk than the benchmark and outperformed a significant majority of its competitors.

Although the managers completely avoided the automakers bonds during the year, they did choose to hold some of the bonds of the auto financing companies, which provided solid gains. In addition, the Fund’s Dictaphone warrants surged during the first quarter after the company announced it was being acquired by Nuance. These securities had been out of the money for some time, and thus made a significant contribution to the Fund’s performance when the deal was announced.

LOOKING FORWARD

Heading into 2007, the portfolio management team at JPMorgan remains optimistic about credit fundamentals but concerned about the relatively slim yield spreads currently available. The managers offered the following comments with respect to their outlook and portfolio positioning:

Following the substantial spread tightening during the fourth quarter, we have once again become slightly cautious on the high yield market with respect to valuations. While we remain positive on credit fundamentals in general, we are concerned that a strong technical environment has stretched valuations as spreads moved back toward the tightest levels of the past 12 months. While market valuations are generally tight, we believe good relative value opportunities still exist in this market. Looking ahead, we expect moderate economic growth (2 to 3%), solid corporate earnings and below-average default rates (1 to 2%) over the next several months. We anticipate that substantial acquisition-related issuance will continue during the first quarter of 2007 and beyond as a number of large deals are expected to finance such LBOs as Aramark, Clear Channel Communications, Univision Communications, Cablevision, and Harrah’s Entertainment. Since constructive credit fundamentals continue to be somewhat mitigated by increased shareholder-focused activity, security selection remains critical to our strategy. We will rely on our research intensive approach to drive our investment decisions.

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

The Portfolio is currently overweight in telecommunications, consumer products, and consumer services, driven by the manager’s view of the relative value opportunities and favorable fundamental outlooks in those sectors. Meanwhile, the Portfolio remains underweight in gaming, energy, and utilities, due to challenging fundamental outlooks or tight spreads.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers High Yield Index is comprised of 1,616 securities covering fixed rate, non-investment grade debt in the corporate and non-corporate sectors. Unlike the Fund, the Lehman Brothers High Yield Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1998 to a $10,000 investment made in the Lehman Brothers High Yield Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the High Yield Fund and the Lehman Brothers High Yield Index since inception through December 31, 2006.

Average Annual Total Returns			1 Year	5 Years	Since Inception	Inception Date
High Yield	-Class A	No Load	11.07%	10.69%	6.79%	01/02/98
	-Class A	With Load	4.64%	9.40%	6.09%	01/02/98
	-Class B	No Load	10.21%	10.04%	5.72%	02/19/98
	-Class B	With Load	5.21%	9.77%	5.72%	02/19/98
	-Class C	No Load	10.24%	10.06%	5.71%	02/19/98
	-Class C	With Load	9.24%	9.83%	5.59%	02/19/98
	-Institutional Class	No Load	11.38%	11.20%	6.78%	03/02/98
Lehman Brothers U.S. Corporate High Yield Bond Index			11.85%	10.18%	5.92%*

*	Performance for the Lehman Brothers U.S. Corporate High Yield Bond Index reflects an inception date of December 31, 1997.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers High Yield Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	High Yield Fund**
Industrials	83.0%
Finance	11.9%
Utilities	2.5%
Materials	0.4%
Other Assets and Liabilities	2.2%

Top Ten Holdings

Top Ten Holdings (out of 191 securities)	% of Net Assets
General Motors Acceptance Corp., 6.875%, 08/28/12*	2.0%
MGM Mirage Inc., 6.750%, 04/01/13*	1.5
iPCS, Inc., 11.500%, 05/01/12*	1.4
EchoStar Communications Corp., 7.125%, 02/01/16*	1.4
DirectTV Holdings/Finance, 6.375%, 06/15/15*	1.4
Dex Media, Inc., 8.010%, 11/15/13*	1.3
Visant Holding Corp., 8.972%, 12/01/13	1.3
Charter Communications Holdings II, 10.250%, 09/15/10	1.3
Arch Western Finance, LLC, 6.750%, 07/01/13	1.2
HCA, Inc., 9.250%, 11/15/16	1.1

Top Ten as a Group	13.9%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2006

Security Description	Principal Amount		Value
Corporate Bonds - 97.4%
Finance - 11.9%
AAC Group Holding Corp., 9.278%, 10/01/12 (b)[4]	$140,000		$123,200
Alamosa Delaware, Inc., 11.000%, 07/31/10	487,000		526,317
Alliance Laundry Corp., 8.500%, 01/15/13	285,000	[2]	281,438
Arch Western Finance, LLC, 6.750%, 07/01/13	660,000		658,350
Ford Motor Credit Co.
6.930%, 01/15/10, (04/16/07)[5]	520,000		508,944
7.000%, 10/01/13	400,000		382,494
7.250%, 10/25/11	90,000		88,222
8.000%, 12/15/16	280,000		277,149
9.810%, 04/15/12, (04/16/07)[5]	75,000		79,579
General Motors Acceptance Corp., 6.875%, 08/28/12	1,070,000		1,099,979
Host Hotels & Resorts, Inc., 6.875%, 11/01/14 (a)	75,000		76,312
Host Marriott LP, 6.750%, 06/01/16	335,000		337,094
Idearc, Inc., 8.000%, 11/15/16 (a)	180,000		183,600
Nell AF Sarl, 8.375%, 08/15/15 (a)	235,000	[2]	242,638
Nexstar Finance Holdings, Inc., 10.668%, 04/01/13 (b)[4]	200,000		180,250
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	100,000		105,625
Revlon Term Loan, 9.370%, 01/15/12, (2/20/07)[5]	250,000		254,688
Rouse Co., The, 6.750%, 05/01/13 (a)	250,000		252,313
Sally Holdings LLC, 9.125%, 11/15/14, (03/15/07) (a)	145,000	[2]	148,444
UCI Holdco, Inc., 12.365%, 12/15/13, (a)[5]	105,000		103,162
UGS Corp., 10.000%, 06/01/12[6]	275,000		301,125
Wind Acquisition Loan, 12.620%, 12/07/11[6]	200,000		202,750
Total Finance			6,413,673
Industrials - 83.0%
Acco Brands Corp., 7.625%, 08/15/15	575,000	[2]	567,812
Advanced Micro Devices, Inc., 7.750%, 11/01/12	170,000	[2]	176,800
AEP Industries, Inc., 7.875%, 03/15/13	225,000		228,375
AES Corp., 8.875%, 02/15/11	250,000		269,376
Ainsworth Lumber Co., Ltd., 6.750%, 03/15/14 (a)	240,000		183,600
Allied Waste North America, Inc.
5.750%, 02/15/11	265,000	[2]	257,712
6.125%, 02/15/14	20,000		19,100
7.250%, 03/15/15	165,000	[2]	166,031
7.375%, 04/15/14	100,000	[2]	100,000
JARDEN Corp., 9.750%, 05/01/12	380,000	[2]	403,750
American Tower Corp., 7.125%, 10/15/08	185,000		191,012
Ames True Temper, Inc., 9.360%, 01/15/12, (04/16/07)[5]	340,000		346,800
ArvinMeritor, Inc., 8.750%, 03/01/12	200,000	[2]	206,500
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	170,000	[2]	182,750

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.0% (continued)
Beazer Homes USA
6.500%, 11/15/13	$225,000	[2]	$220,500
8.375%, 04/15/12	180,000		185,850
Brookstone Co., Inc. , 12.000%, 10/15/12	200,000	[2]	196,500
Cablevision Systems Corp., 8.000%, 04/15/12	235,000		232,062
CCH II LLC, 10.250%, 10/01/13	90,000	[2]	96,300
CCO Holdings, LLC, 8.750%, 11/15/13	200,000		208,750
Celestica, Inc., 7.875%, 07/01/11	215,000	[2]	213,925
Charter Communications Holdings II, 10.250%, 09/15/10	645,000		678,056
Chesapeake Energy Corp.
6.500%, 08/15/17	285,000		280,012
7.000%, 08/15/14	275,000		280,844
Citizens Communications Co., 6.250%, 01/15/13	175,000		172,594
Complete Production Services, Inc., 8.000%, 12/15/16 (a)	205,000		211,150
Consolidated Communications Holdings, Inc., 9.750%, 04/01/12	384,000		412,800
Constellation Brands, Inc., 7.125%, 09/01/16	425,000		438,812
Corrections Corp. of America, 6.250%, 03/15/13	335,000		333,744
Covalence Specialty Materials Corp., 10.250%, 03/01/16 (a)	170,000		156,400
Cricket Communications, 9.375%, 11/01/14 (a)	515,000	[2]	545,900
Crown Americas LLC, 7.750%, 11/15/15	390,000		406,575
D.R. Horton, Inc., 5.625%, 09/15/24	275,000		266,026
Dean Foods Co., 7.000%, 06/01/16	265,000	[2]	268,975
Del Laboratories, Inc.
8.000%, 02/01/12	270,000	[2]	254,475
10.371%, 11/01/11, (02/01/07)[5]	145,000		151,162
Denbury Resources, Inc., 7.500%, 04/01/13	335,000		341,700
Dex Media, Inc., 8.010%, 11/15/13 (b)[4]	795,000	[2]	713,512
Digicel Ltd., 9.250%, 09/01/12 (a)	250,000		268,125
DirectTV Holdings/Finance, 6.375%, 06/15/15	770,000		742,088
DirecTV Holdings LLC, 8.375%, 03/15/13	30,000		31,350
Dobson Cellular Systems, Inc.
8.875%, 10/01/13	210,000	[2]	214,988
9.875%, 11/01/12	115,000		125,925
Dobson Communications Corp., 9.624%, 10/15/12, (04/15/07)[5]	235,000		240,875
EchoStar Communications Corp., 7.125%, 02/01/16	745,000		748,725
EchoStar DBS Corp., 6.625%, 10/01/14	50,000		48,875
El Paso Production Holding, 7.750%, 06/01/13	90,000	[2]	94,612
Esco Corp, 8.625%, 12/15/13 (a)	140,000	[2]	144,550
Flextronics International Ltd., 1.000%, 08/01/10	225,000		221,344
FMG Finance Pty, Ltd., 10.625%, 09/01/16 (a)	325,000	[2]	350,188
Ford Motor Co., 6.500%, 08/01/18	115,000	[2]	87,400

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.0% (continued)
Freescale Semiconductor
8.875%, 12/15/14 (a)	$120,000		$120,150
9.125%, 12/15/14 (a)	320,000		319,600
10.125%, 12/15/16 (a)	90,000		90,562
Fresenius Medical Care Capital Trust IV
7.875%, 06/15/11	75,000		78,938
7.875%, 02/01/08	470,000		479,400
Georgia-Pacific Corp.
7.000%, 01/15/15 (a)	140,000		140,350
7.125%, 01/15/17 (a)	200,000		200,500
7.700%, 06/15/15	475,000		486,281
8.125%, 05/15/11	20,000		21,100
Goodman Global Holding Company, Inc., 7.875%, 12/15/12	270,000	[2]	266,625
Goodyear Tire & Rubber Co., 8.625%, 12/01/11 (a)	125,000		129,688
Graham Packaging Co., L.P., 9.875%, 10/15/14	475,000	[2]	482,125
Gregg Appliances Inc., 9.000%, 02/01/13	395,000		379,200
Hanesbrand, Inc., 8.735%, 12/15/14, (06/15/07) (a)[5]	155,000		158,488
Hanover Compressor Co., 9.000%, 06/01/14	310,000		336,350
HCA, Inc.
6.750%, 07/15/13	160,000	[2]	144,000
8.750%, 09/01/10	35,000		36,575
9.250%, 11/15/16 (a)	550,000		590,562
9.625%, 11/15/16 (a)	420,000	[2]	452,550
Huntsman International, LLC, 7.875%, 11/15/14 (a)	155,000	[2]	156,938
Ineos Group Holdings PLC, 8.500%, 02/15/16 (a)	245,000	[2]	235,200
Insight Communications Co., Inc., 12.350%, 02/15/11 (b)	310,000		325,500
Intelsat Bermuda Ltd., 11.250%, 06/15/16 (a)	420,000		463,050
Intelsat Ltd., 10.252%, 01/15/12[5]	215,000		217,956
Interline Brands, Inc., 8.125%, 06/15/14	145,000		149,712
iPCS, Inc., 11.500%, 05/01/12	700,000		780,500
Iron Mountain Inc., 6.625%, 01/01/16	315,000		303,975
Iron Mountain Inc., 7.750%, 01/15/15	325,000		333,125
IWO Holdings, Inc., 9.110%, 01/15/12, (04/15/07)[5]	220,000		225,500
Jacuzzi Brands, Inc., 9.625%, 07/01/10	500,000		533,750
Jefferson Smurfit Corp., 7.500%, 06/01/13	255,000		240,975
L-3 Communications Corp.
5.875%, 01/15/15	265,000	[2]	257,050
6.125%, 07/15/13	285,000		280,725
Level 3 Financing, Inc., 9.125%, 11/01/14 (a)	240,000		246,000
LodgeNet Entertainment Corp., 9.500%, 06/15/13	150,000		162,375

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.0% (continued)
Lyondell Chemical Co.
8.000%, 09/15/14	$30,000		$31,275
8.250%, 09/15/16	175,000		184,625
10.500%, 06/01/13	85,000		93,925
Mandalay Resort Group, 7.625%, 07/15/13	100,000		98,250
MetroPCS Wireless, Inc., 9.250%, 11/01/14 (a)	480,000		504,000
MGM Mirage Inc.
6.750%, 09/01/12	210,000		207,900
6.750%, 04/01/13	835,000		820,388
Nalco Company
7.750%, 11/15/11	185,000		190,088
8.875%, 11/15/13	250,000	[2]	265,938
Newfield Exploration Co., 6.625%, 04/15/16	190,000	[2]	190,000
Nordic Telephone Co., Holdings, 8.875%, 05/01/16 (a)	315,000		338,625
Novelis, Inc., 7.250%, 02/15/15 (a)	335,000	[2]	325,788
NXP BV, 9.500%, 10/15/15 (a)	455,000		468,650
OPTI Canada, Inc., 8.250%, 12/15/14 (a)	255,000		263,288
Owens-Brockway Glass Container Inc.
6.750%, 12/01/14	65,000	[2]	63,375
8.250%, 05/15/13	390,000	[2]	405,112
P.H. Glatfelter, 7.125%, 05/01/16	215,000		217,150
Packaging Dynamics, Inc., 10.000%, 05/01/16 (a)	185,000		185,925
Penhall International, 12.000%, 08/01/14 (a)	75,000		81,375
Petrohawk Energy Corp., 9.125%, 07/15/13	300,000	[2]	316,500
Playtex Products, Inc., 9.375%, 06/01/11	535,000		560,412
PolyOne Corp., 8.875%, 05/01/12	370,000	[2]	370,925
Quebecor World, Inc.
8.750%, 03/15/16 (a)	285,000	[2]	274,312
9.750%, 01/15/15 (a)	140,000		141,575
Qwest Communications International, Inc., 8.874%, 02/15/09, (02/15/07)[5]	400,000		407,000
Qwest Corp.
7.500%, 10/01/14	105,000		111,825
8.875%, 03/15/12	165,000		184,594
R.H. Donnelley Financial Corp., 10.875%, 12/15/12 (a)	290,000		317,550
Rayovac Corp., 8.500%, 10/01/13	200,000	[2]	188,000
Rental Services Corp., 9.500%, 02/01/14 (a)	145,000	[2]	150,438
Rockwood Specialties GRP, 7.500%, 11/15/14	230,000	[2]	232,875
Rogers Wireless, Inc.
6.375%, 03/01/14 (a)	75,000		76,312
9.625%, 05/01/11	160,000		182,400
Rural Cellular Corp., 8.250%, 03/15/12	305,000		319,106
Sealy Mattress Co., 8.250%, 06/15/04	440,000	[2]	462,000

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.0% (continued)
SemGroup LP, 8.750%, 11/15/15 (a)	$170,000		$171,700
Serena Software, Inc., 10.375%, 03/15/16	230,000	[2]	245,238
Service Corp International
7.375%, 10/01/14	300,000		315,000
7.700%, 04/15/09	120,000		125,100
Simmons Co., 10.000%, 12/15/14 (b)	545,000	[2]	430,550
Sonat Inc., 7.625%, 07/15/11	430,000		457,950
Spectrum Brands, Inc., 7.375%, 02/01/15	405,000		352,350
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	275,000		270,188
Stewart Enterprises, Inc., 6.250%, 02/15/13	335,000		324,112
Sun Media Corp., 7.625%, 02/15/13	275,000		280,156
Sunguard Data Systems, Inc., 10.250%, 08/15/15	530,000	[2]	568,425
Sunstate Equipment Co., 10.500%, 04/01/13 (a)	170,000		180,625
TDS Investor Corp.
9.875%, 09/01/14 (a)	160,000		161,600
9.994%, 09/01/14, (03/01/07) (a)[5]	65,000		63,700
11.875%, 09/01/16 (a)	105,000	[2]	108,150
Tenet Healthcare Corp.
7.375%, 02/01/13	1,000		924
9.250%, 01/01/15	480,000	[2]	482,400
Tenneco Automotive Inc., 8.625%, 11/15/14	400,000	[2]	410,000
Terex Corp., 7.375%, 01/15/14	385,000		392,700
Terra Capital, Inc., 12.875%, 10/15/08	370,000		414,400
Titan International, Inc., 8.000%, 01/15/12 (a)	200,000		202,000
Triad Hospitals, Inc., 7.000%, 11/15/13	405,000	[2]	409,556
TRW Automotive, Inc., 9.375%, 02/15/13	455,000		490,262
Ubiquitel Opertating Co., 9.875%, 03/01/11	205,000		222,425
UGS Capital Corp., 10.348%, 06/01/11, (06/01/07) (a)[5]	409,679		421,969
United Components, Inc., 9.375%, 06/15/13	220,000		228,800
United Rentals (North America), Inc., 6.500%, 02/15/12	355,000		352,338
Vail Resorts, Inc., 6.750%, 02/15/14	180,000		180,900
Videotron Ltee, 6.875%, 01/15/14	510,000		515,738
Visant Holding Corp., 8.972%, 12/01/13 (b)[4]	800,000	[2]	710,000
Warner Music Group, 7.375%, 04/15/14	145,000		144,275
West Corp., 9.500%, 10/15/14 (a)	480,000		482,400
Whitting Petroleum Corp., 7.000%, 02/01/14 (a)	200,000		200,500
Willams Partners L.P. 7.250%, 02/01/17 (a)	165,000		169,125
Williams Companies, Inc., The, 8.125%, 03/15/12	100,000		108,750
Williams Partners LP, 7.500%, 06/15/11 (a)	100,000		104,750
Wind Acquisition Fin SA, 10.750%, 12/01/15 (a)	350,000	[2]	399,875

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 83.0% (continued)
Windstream Corp.
8.125%, 08/01/13 (a)	$60,000		$65,250
8.625%, 08/01/16 (a)	245,000	[2]	269,500
WMG Holdings Corp., 8.643%, 12/15/14 (b)[4]	571,000		459,655
Total Industrials			44,835,499
Utility - 2.5%
Midwest Generation, LLC, 8.750%, 05/01/34	265,000		288,850
Mirant North America LLC, 7.375%, 12/31/13	275,000		280,500
NRG Energy, Inc.
7.250%, 02/01/14	310,000		313,100
7.375%, 01/15/17	150,000		150,750
Select Medical Corp., 7.625%, 02/01/15	365,000		304,775
Total Utility			1,337,975
Total Corporate Bonds (cost $ 51,549,646)			52,587,147
	Shares
Common Stock - 0.4%
Materials - 0.4%
Huntsman Corp. (cost $ 94,073)	12,603		239,080
Other Investment Companies - 24.8%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32%[3]	12,980,857		12,980,857
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	411,955		411,955
Total Other Investment Companies (cost $ 13,392,812)			13,392,812
Total Investments - 122.6% (cost $ 65,036,531)			66,219,039
Other Assets, less Liabilities - (22.6)%			(12,241,749)
Net Assets - 100%			$53,977,290

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Portfolio Manager’s Comments

The Managers Fixed Income Fund’s (the “Fund”) objective is to achieve the highest level of income as is consistent with the preservation of capital. The Fund’s benchmark is the Lehman Brothers Aggregate Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research. Dan and his team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates, the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below investment grade and in unrated bonds

•	Can be invested up to 10% in non-U.S. dollar denominated bonds

In order to mitigate some of the interest rate risk, the portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

Managers Fixed Income Fund (Institutional Class) returned 7.34% in 2006 compared to a return of 4.33% for the Lehman Brothers Aggregate Bond Index (“LB Agg”). Please note that this Fund has multiple classes. Performance for all classes can be found in the table on page 31 and at www.managersinvest.com.

The U.S. bond market in 2006 was defined by two distinct halves—the first, which was marked by escalating inflationary fears, tighter global central bank policy, and higher interest rates; and the second, which was marked by a Federal Reserve pause, poor economic data, and sharply falling rates. During the year, the Fed Funds rate was hiked four times, from 4.25% to 5.25%, as higher energy prices and a resilient U.S. economy led to concerns over higher inflation. In August, however, for the first time in over two years, the Fed decided to keep rates on hold, signaling that the tightening cycle may have come to an end. Following the Fed pause in August, economic data releases began to signal a weakening economy, led by poor data in the housing and auto sectors. The economic slowdown sparked a sharp bond rally, as the 10-year Treasury yield fell to 4.60%, well off the year’s high of 5.24% reached in June. As longer-term bonds rallied and rates fell, short-term bonds were anchored by the Fed Funds rate, which led to an inversion in the yield curve. It’s worth noting, if only for comparison sake, yield curve inversions historically have been associated with future economic recessions. U.S. corporate high yield and emerging markets debt were the top-performing sectors returning 840 basis points (8.4%) and 700 basis points (7.0%), respectively, over like-duration Treasuries. Furthermore, the interest rate environment became more favorable for mortgage- backed securities toward the latter half of the year allowing such issues to outperform like-duration Treasuries by over 120 basis points (1.2%).

Similar to the two distinct periods of the bond market, the Fund was structured quite differently pre- and post-Fed policy shifts. Portfolio management spent the early part of the year buying shorter-term Treasuries in an effort to keep duration on the defensive side. This was due in part to uncertainty surrounding inflation and how the Fed would influence interest rates going forward. That all changed in an unprecedented move early in the third quarter as Dan Fuss elected to aggressively sell short-term Treasuries in favor of longer-term issues. The move was predicated on anticipation of the Fed pausing in its campaign of 17 consecutive interest rate hikes and proved to very timely. With the Fund’s duration pushed out over 7 years at that point, the Portfolio was able to take full advantage of Fed pause and subsequent declining yields. This decision was ultimately a major contributor toward outperformance for the year.

In addition to considerable value added through curve positioning and duration management, the Fund’s corporate bond holdings in financials, industrials, and utilities all returned in excess of 100 basis points (1.0%) over like-duration Treasuries. Furthermore, foreign bonds were a plus for the year, aided by the declining dollar.

Looking Forward

As we move into 2007 and beyond, Loomis is forecasting the bond market to be driven by three main factors: low yield volatility associated with stable monetary policy, a supportive macro backdrop with solid though slower economic growth accompanied by contained inflation, and generally full valuations putting the focus on security selection. Furthermore, Dan believes we are in the initial stages of a secular period of rising interest rates but at a cyclical

Managers Fixed Income Fund

Portfolio Manager’s Comments (continued)

peak, and that the Fed will likely begin cutting rates in the first half of 2007. The ten-year Treasury, which is currently yielding approximately 4.5% percent, is forecasted to remain at or near its current level, which could represent a bottom for this cycle. In the meantime, the Fund’s duration at 7.4 years has come down slightly since last quarter, and the Fund’s corporate bond allocation, at about 72%, is down just slightly. Dan and his team will continue to manage duration and curve positioning through the buying and selling of shorter-term U.S. Treasury bonds in addition to adding select corporate issues when the opportunity presents itself.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers U.S. Aggregate Index is comprised of investment grade fixed rate bonds, including government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Lehman Brothers U. S. Aggregate Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1997, to a $10,000 investment made in the Lehman Brothers Aggregate Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Fixed Income Fund and the Lehman Brothers Aggregate Index since inception through December 31, 2006.

Average Annual Total Returns			1 Year	5 Years	Since Inception	Inception Date
Fixed Income	-Class A	No Load	7.10%	6.17%	6.55%	01/02/97
	-Class A	With Load	1.70%	5.09%	6.00%	01/02/97
	-Class B	No Load	6.25%	5.54%	5.67%	03/20/98
	-Class B	With Load	1.25%	5.22%	5.67%	03/20/98
	-Class C	No Load	6.31%	5.54%	5.82%	03/05/98
	-Class C	With Load	5.31%	5.33%	5.70%	03/05/98
	-Institutional Class	No Load	7.34%	6.60%	7.07%	01/02/97
Lehman Brothers Aggregate Bond Index			4.33%	5.06%	6.28%*

*	Performance for the Lehman Brothers Aggregate Bond Index reflects an inception date of January 2, 1997.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Managers Fixed Income Fund

Fund Snapshots

December 31, 2006

Portfolio Breakdown

**	As a percentage of net assets

Industry	Fixed Income Fund**
Industrials	37.5%
Finance	27.6%
U.S. Government and Agency Obligations	11.4%
Utility	7.4%
Foreign Government Obligations	3.6%
Asset-Backed Security	3.4%
Preferred Stock	1.8%
Municipal Bonds	1.4%
Other Assets and Liabilities	5.9%

Top Ten Holdings

Top Ten Holdings (out of 140 securities)	% of Net Assets
USTB, 5.375%, 02/15/31*	3.9%
Inter-American Development Bank, 6.000%, 12/15/17*	3.6
USTN, 3.750%, 05/15/08	2.9
Telefonica Emisiones SAU, 7.045%, 06/20/16*	2.4
Qantas Airways Ltd., 6.050%, 04/15/16*	2.0
Mexican Government, 9.000%, 12/20/12	1.8
Wells Fargo Co., 5.121%, 05/01/33*	1.8
Pulte Home, Inc., 6.000%, 02/15/35	1.8
Verizon Global Funding Corp., 5.850%, 09/15/35*	1.6
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	1.6

Top Ten as a Group	23.4%

*	Top Ten Holding at June 30, 2006

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2006

Security Description		Principal Amount		Value
Corporate Bonds - 75.9%
Asset-Backed Security - 3.4%
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34		$265,000		$262,839
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		25,949		25,549
Countrywide Home Loans, Series 2002-S1, Class A5, 6.460%, 11/25/16 (b)		478,527		488,236
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20		409,194		404,498
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A2, 6.180%, 08/15/33		71,880		71,980
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28		320,000		334,221
Morgan Stanley Dean Witter Capital Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31		582,400		594,537
Morgan Stanley Dean Witter Capital Inc., Series 2001-TOP3, Class A3, 6.200%, 07/15/33		73,433		73,771
Total Asset-Backed Security				2,255,631
Finance - 27.6%
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	1,000,000		636,865
Bank of America Capital Trust, 5.625%, 03/08/35		295,000		279,991
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000		157,794
Boeing Capital Corp., 4.750%, 08/25/08		230,000		228,339
Cardinal Health, Inc., 4.000%, 06/15/15		320,000	[2]	284,216
Citigroup, Inc., 3.500%, 02/01/08		250,000		245,565
Clear Channel Communications, Inc., 6.625%, 06/15/08		191,000		193,068
Coca-Cola HBC Finance BV, 5.125%, 09/17/13		265,000		260,642
Colonial Realty L.P.,
4.800%, 04/01/11		625,000		601,503
5.500%, 10/01/15		190,000	[2]	185,600
Cox Enterprises, Inc., 4.375%, 05/01/08 (a)		410,000		403,028
Developers Divers Realty Corp., 3.875%, 01/30/09		200,000		193,789
Equity One, Inc., 3.875%, 04/15/09		150,000		144,381
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)		485,000		473,864
Ford Motor Credit Co.,
7.000%, 10/01/13		125,000		119,529
9.750%, 09/15/10 (a)		309,000		328,972
GMAC,
6.125%, 08/28/07		450,000		450,159
6.225%, 03/20/07, (02/20/07)[5]		500,000		500,065
Health Care, Inc., 7.500%, 08/15/07		67,000		67,576
Highwoods Properties, Inc., 7.500%, 04/15/18		350,000		389,594
Hospitality Properties Trust, 6.750%, 02/15/13		465,000		487,292
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000		2,360,995
JPMorgan Chase & Co., 4.000%, 02/01/08		350,000		345,447
Kinder Morgan Finance Co.,
5.150%, 03/01/15		75,000	[2]	67,406
5.700%, 01/05/16		165,000		151,649
6.400%, 01/05/36		65,000		58,131
Korea Development Bank, 3.875%, 03/02/09		425,000		412,828

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance - 27.6% (continued)
Lehman Brothers Holdings, 3.600%, 03/13/09	$150,000	[2]	$145,048
Liberty Media Corp., 5.700%, 05/15/13	190,000	[2]	179,956
Mack-Cali Realty L.P., 7.250%, 03/15/09	250,000		258,298
Marsh & McLennan Companies,
5.375%, 07/15/14	410,000		395,116
5.750%, 09/15/15	200,000		197,095
5.875%, 08/01/33	730,000		667,016
Medco Health Solutions, 7.250%, 08/15/13	420,000		451,413
Morgan Stanley & Co., Inc., 3.625%, 04/01/08	650,000		637,037
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)	620,000		670,475
Sovereign Bank, 5.125%, 03/15/13	335,000		327,714
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		413,141
Texas Eastern Transmission, 7.000%, 07/15/32	255,000		287,192
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		433,286
The Ryland Group, Inc., 5.375%, 06/01/08	440,000		437,199
Toll Brothers Finance Corp., 5.150%, 05/15/15	555,000	[2]	509,378
Travelers Property Casualty Corp., 6.375%, 03/15/33	330,000		348,688
Wells Fargo Co., 5.121%, 05/01/33, (02/01/07)[5]	1,175,000	[2]	1,184,670
XL Capital (Europe) PLC, 6.500%, 01/15/12	105,000		109,498
Western Union Co., 6.200%, 11/17/36 (a)	605,000		570,175
Total Finance			18,250,683
Industrials - 37.5%
Anadarko Petroleum Corp.
5.950%, 09/15/06	485,000		486,903
6.450%, 09/15/36	360,000		364,985
AT&T Wireless Services, Inc., 8.750%, 03/01/31	310,000		404,034
AT&T, Inc.,
6.150%, 09/15/34	185,000	[2]	182,557
6.500%, 03/15/29	775,000		775,809
Avnet, Inc.,
2.000%, 03/15/34	100,000		101,125
6.000%, 09/01/15	625,000		617,276
6.625%, 09/15/16	140,000	[2]	144,219
BellSouth Corp., 6.000%, 11/15/34	990,000	[2]	953,650
Bowater, Inc., 6.500%, 06/15/13	170,000		155,975
Bristol-Myers Squibb, 4.860%, 09/15/23, (03/15/07)[5]	910,000		914,550
Charter Communications Inc., 8.000%, 04/30/12 (a)	245,000	[2]	255,719
Chartered Semiconductor, 6.250%, 04/04/13	715,000		720,862
Comcast Corp.,
5.650%, 06/15/35	235,000	[2]	214,034
6.450%, 03/15/37	815,000		818,144
6.500%, 11/15/35	405,000		409,191

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 37.5% (continued)
Corning, Inc., 6.850%, 03/01/29	$600,000		$626,211
D.R. Horton, Inc., 5.250%, 02/15/15	420,000	[2]	392,667
Desarrolladora Homex S.A. de C.V., 7.500%, 09/28/15	245,000	[2]	251,125
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	65,000		66,028
6.625%, 10/15/36	45,000		46,488
Georgia-Pacific Corp., 7.250%, 06/01/28	70,000		68,250
HCA, Inc.,
7.050%, 12/01/27	750,000		568,226
7.690%, 06/15/25	300,000		249,811
8.750%, 09/01/10	625,000		653,125
International Paper Co.,
4.000%, 04/01/10	300,000		288,157
4.250%, 01/15/09	300,000		293,723
Kroger Co., 7.000%, 05/01/18	460,000		487,074
Lennar Corp.,
5.600%, 05/31/15	400,000		383,100
6.500%, 04/15/16	280,000	[2]	284,582
Lubrizol, Corp., 6.500%, 10/01/34	750,000		757,144
Missouri Pacific Railroad, 5.000%, 01/01/45	200,000		158,292
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000		103,938
News America, Inc.,
6.200%, 12/15/34	350,000		338,922
6.400%, 12/15/35	425,000	[2]	423,591
7.280%, 06/30/28	225,000		242,823
7.625%, 11/30/28	460,000		517,270
Nextel Communications, Inc., 5.950%, 03/15/14	695,000	[2]	677,777
Owens & Minor, Inc., 6.350%, 04/15/16	125,000		125,724
Pulte Home, Inc.,
5.200%, 02/15/15	405,000	[2]	386,491
6.000%, 02/15/35	1,265,000	[2]	1,160,858
6.375%, 05/15/33	465,000		435,483
Qantas Airways Ltd., 6.050%, 04/15/16 (a)	1,500,000	[2]	1,337,331
Qwest Corp., 6.875%, 09/15/33	20,000	[2]	19,200
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	600,000		642,413
Telefonica Emisiones SAU, 7.045%, 06/20/16	1,475,000		1,571,725
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	240,000	[2]	254,611
Time Warner, Inc.,
6.625%, 05/15/29	270,000		274,241
6.950%, 01/15/28	120,000		126,282
7.625%, 04/15/31	80,000		89,634
7.700%, 05/01/32	685,000		775,175

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrials - 37.5% (continued)
Viacom, Inc., 6.875%, 04/30/36		$470,000		$466,130
Verizon Global Funding Corp., 5.850%, 09/15/35		1,095,000	[2]	1,052,285
Verizon Maryland, Inc., 5.125%, 06/15/33		295,000	[2]	242,801
Verizon New York, Inc., 7.375%, 04/01/32		195,000		201,924
Walt Disney Co., The, 7.000%, 03/01/32		190,000		220,101
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23		65,000	[2]	60,288
Total Industrials				24,840,054
Utility - 7.4%
Cilcorp, Inc., 8.700%, 10/15/09		315,000		338,980
Commonwealth Edison,
4.700%, 04/15/15		510,000		475,939
5.875%, 02/01/33		620,000		604,238
Dominion Resources, Inc., 5.950%, 06/15/35		90,000		88,781
El Paso Corp., 6.950%, 06/01/28		165,000		165,000
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		900,000		1,028,210
FirstEnergy Corp., Series C, 7.375%, 11/15/31		715,000		816,743
ITC Holdings Corp.,
5.875%, 09/30/16 (a)		225,000		223,693
6.375%, 09/30/36 (a)		300,000		300,162
KN Capital Trust III, 7.630%, 04/15/28		10,000		9,315
Methanex Corp., 6.000%, 08/15/15		320,000		304,031
Pacific Gas and Electric Co., 6.050%, 03/01/34		500,000		505,971
Total Utility				4,861,063
Total Corporate Bonds (cost $49,414,565)				50,207,431
Foreign Government Obligations - 3.6%
Canadian Government, 4.500%, 09/01/07	CAD	1,000,000		859,366
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000		338,207
Mexican Government, 9.000%, 12/20/12	MXN	12,000,000		1,200,000
Total Foreign Government Obligations (cost $2,015,500)				2,397,573
U.S. Government and Agency Obligations - 11.4%
U.S. Government Agency Obligations - 1.2%
FNMA, 2.290%, 02/19/09	SGD	700,000		445,993
Freddie Mac Corp., 3.220%, 06/20/07	SGD	500,000		325,696
Total U.S. Government Agency Obligations				771,689
U.S. Government Obligations - 10.2%
USTB, 4.500%, 09/30/11		1,000,000		991,524
USTB, 4.750%, 05/15/14		835,000	[2]	837,414
USTB, 5.375%, 02/15/31		2,415,000	[2]	2,587,636
USTN, 3.750%, 05/15/08		1,925,000	[2]	1,896,127
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/14		481,831		468,204
Total U.S. Government Obligations				6,780,905
Total U.S. Government and Agency Obligations (cost $7,371,038)				7,552,594

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds - 1.4%
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09	$125,000	$127,460
Eufaula Alabama, Series C, 4.000%, 08/15/12	410,000	395,289
MI Tobacco Settlement, 7.309%, 06/01/34	405,000	422,808
Total Municipal Bonds (cost $936,687)		945,557

	Shares
Preferred Stocks - 1.8%
Newell Financial Trust I, 5.250%, 12/01/27	13,455	644,158
Travelers Property Casualty Corp., 4.500%, 04/15/32	22,000	575,080
Total Preferred Stocks (cost $1,074,012)		1,219,238
Other Investment Companies - 28.8%[1]
Bank of New York Institutional Cash Reserves Fund, 5.32% [3]	16,420,444	16,420,444
JPMorgan Prime Money Market Fund, Institutional Class Shares, 5.18%	2,624,039	2,624,039
Total Other Investment Companies (cost $19,044,483)		19,044,483
Total Investments - 122.9% (cost $79,856,285)		81,366,876
Other Assets, less Liabilities - (22.9)%		(15,186,416)
Net Assets - 100.0%		$66,180,460

The accompanying notes are an integral part of these financial statements.

Managers Trust II Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2006, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Mid-Cap	$101,443,122	$14,018,181	($1,938,406)	$12,079,775
Balanced	25,090,780	2,848,307	(240,022)	2,608,285
High Yield	65,070,021	1,575,996	(426,978)	1,149,018
Fixed Income	79,911,154	2,174,751	(719,029)	1,455,722

*	Non-income-producing security

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2006, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Balanced	$713,570	3.2%
High Yield	12,397,151	23.0%
Fixed Income	5,205,831	7.9%

(b)	Step Bond. High-yield debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Yield shown for an investment company represents its December 31, 2006, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2006, amounting to:

Fund	Value	% of Net Assets
Mid-Cap	$24,431,437	27.7%
Balanced	5,054,069	22.4%
High Yield	12,688,837	23.5%
Fixed Income	16,001,015	24.2%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Represents yield to maturity at December 31, 2006.

[5]	Floating rate security. The rate listed is as of December 31, 2006. Date in parenthesis represents the securities next coupon rate reset.

[6]	Payment-in-kind security. A type of high yield debt instrument whose issuer has the option of making interest payments either in cash or in additional debt securities.

Investments Definitions and Abbreviations:

FNMA:	Federal National Mortgage Association	USTB:	United States Treasury Bond
GMAC:	General Motors Acceptance Corp.	USTN:	United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

CAD:	Canadian Dollar	SGD:	Singapore Dollar
NZD:	New Zealand Dollar	MXN:	Mexican Peso
GBP:	British Pound	ARS:	Argentine Peso
KRW:	South Korean Won	THB:	Thailand Bhat
IDR:	Indonesian Rupiah

Statements of Assets and Liabilities

December 31, 2006

	Managers Mid- Cap Fund	Managers Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value (including securities on loan valued at $24,431,437, $5,054,069, $12,688,837, and $16,001,015, respectively)	$113,522,897	$27,699,065	$66,219,039	$81,366,876
Cash	—	—	—	265,006
Foreign currency**	—	—	—	33
Receivable for investments sold	—	—	327,844	—
Receivable for Fund shares sold	5,057	76	40,873	239,370
Dividends, interest and other receivables	91,668	151,349	1,027,848	875,809
Prepaid expenses	26,944	24,880	25,107	26,865

Total assets	113,646,566	27,875,370	67,640,711	82,773,959

Liabilities:
Payable to Custodian	37,699	651	62,276	—
Payable for Fund shares repurchased	16,254	4,065	56,871	64,622
Payable upon return of securities loaned	25,310,467	5,217,992	12,980,857	16,420,444
Payable for investments purchased	—	—	451,388	4,761
Accrued expenses:
Investment advisory and management fees	45,014	4,288	12,625	1,774
Administrative fees	15,130	3,836	9,134	11,032
Other	90,714	71,130	90,270	90,866

Total liabilities	25,515,278	5,301,962	13,663,421	16,593,499

Net Assets	$88,131,288	$22,573,408	$53,977,290	$66,180,460

Net Assets Represent:
Paid-in capital	$81,326,094	$37,996,856	$72,343,794	$67,634,953
Undistributed (overdistributed) net investment income	30,724	22,519	13,086	745
Accumulated net realized loss from investments and foreign currency transactions	(5,279,460)	(18,063,395)	(19,562,098)	(2,966,125)
Net unrealized appreciation of investments and foreign currency translations	12,053,930	2,617,428	1,182,508	1,510,887

Net Assets	$88,131,288	$22,573,408	$53,977,290	$66,180,460

Class A Shares - Net Assets	$9,177,776	$1,933,421	$26,953,489	$11,776,767
Shares Outstanding	628,600	150,314	3,124,924	1,116,276

Net asset value, offering and redemption price per share	$14.60	$12.86	$8.63	$10.55

Class B Shares - Net Assets	$11,197,243	$8,484,880	$12,317,661	$13,089,191
Shares Outstanding	812,174	671,175	1,442,206	1,249,201

Net asset value, offering and redemption price per share	$13.79	$12.64	$8.54	$10.48

Class C Shares - Net Assets	$11,748,102	$4,479,259	$7,653,001	$15,453,921
Shares Outstanding	851,461	350,964	897,414	1,464,770

Net asset value, offering and redemption price per share	$13.80	$12.76	$8.53	$10.55

Institutional Class Shares - Net Assets	$56,008,167	$7,675,848	$7,053,139	$25,860,581
Shares Outstanding	3,634,443	592,260	810,935	2,441,555

Net asset value, offering and redemption price per share	$15.41	$12.96	$8.70	$10.59

* Investments at cost	$101,468,967	$25,081,637	$65,036,531	$79,856,285
** Foreign currency at cost	—			$33

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2006

	Managers Mid-Cap Fund	Managers Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Investment Income:
Dividend income	$1,401,849	$293,522	$40,486	$150,777
Interest income	—	454,272	3,843,715	3,382,575
Foreign withholding tax	—	—	—	(1,356)
Securities lending fees	37,476	2,140	24,495	16,431

Total investment income	1,439,325	749,934	3,908,696	3,548,427

Expenses:
Investment advisory and management fees	641,395	160,045	351,105	279,012
Administrative fees	183,256	45,727	100,316	124,006
Distribution Fees - Class A Shares	22,896	4,201	57,668	23,964
Distribution Fees - Class B Shares	136,444	89,454	149,237	149,108
Distribution Fees - Class C Shares	128,099	47,820	75,158	117,094
Custodian	65,383	65,816	61,870	55,916
Registration fees	41,248	40,540	43,729	35,845
Professional fees	34,994	28,631	30,883	34,555
Transfer agent	27,592	8,276	41,911	15,993
Reports to shareholders	15,712	5,490	9,118	6,740
Trustees fees and expenses	7,602	1,897	3,719	4,191
Miscellaneous	4,258	851	2,999	3,658

Total expenses before offsets	1,308,879	498,748	927,713	850,082

Expense reimbursement	(103,349)	(128,448)	(188,623)	(255,920)
Expense reductions	(22,942)	(5,322)	(1,935)	(78)

Net expenses	1,182,588	364,978	737,155	594,084

Net investment income	256,737	384,956	3,171,541	2,954,343

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	12,117,996	1,889,069	926,685	734,045
Net realized gain on foreign currency transactions	—	1,535	—	4,031
Net unrealized appreciation (depreciation) of investments	(4,899,311)	565,382	1,143,135	375,849
Net unrealized appreciation (depreciation) of foreign currency translations	—	42	—	(199)

Net realized and unrealized gain	7,218,685	2,456,028	2,069,820	1,113,726

Net Increase in Net Assets Resulting from Operations	$7,475,422	$2,840,984	$5,241,361	$4,068,069

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Mid-Cap Fund		Managers Balanced Fund
	2006	2005	2006	2005
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$256,737	($128,063)	$384,956	$294,823
Net realized gain on investments and foreign currency transactions	12,117,996	12,645,244	1,890,604	2,487,347
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(4,899,311)	(1,958,142)	565,424	(1,822,713)

Net increase in net assets resulting from operations	7,475,422	10,559,039	2,840,984	959,457

Distributions to Shareholders:
From net investment income:
Class A Shares	(25,327)	—	(36,816)	(29,028)
Class B Shares	(32,741)	—	(121,169)	(81,465)
Class C Shares	(34,369)	—	(63,310)	(41,820)
Institutional Class Shares	(146,506)	—	(174,540)	(133,270)

Total distributions to shareholders	(238,943)	—	(395,835)	(285,583)

From Capital Share Transactions:
Proceeds from sale of shares	6,822,273	5,873,404	1,503,313	1,751,699
Reinvestment of dividends and distributions	167,331	—	228,114	124,058
Cost of shares repurchased	(23,734,314)	(21,235,800)	(5,554,339)	(6,542,450)

Net increase (decrease) from capital share transactions	(16,744,710)	(15,362,396)	(3,822,912)	(4,666,693)

Total increase (decrease) in net assets	(9,508,231)	(4,803,357)	(1,377,763)	(3,992,819)

Net Assets:
Beginning of year	97,639,519	102,442,876	23,951,171	27,943,990

End of year	$88,131,288	$97,639,519	$22,573,408	$23,951,171

End of year undistributed (overdistributed) net investment income	$30,724	$1,642	$22,519	$7,723

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund		Managers Fixed Income Fund
2006	2005	2006	2005

$3,171,541	$3,316,317	$2,954,343	$2,760,099

926,685	791,823	738,076	389,271

1,143,135	(3,087,058)	375,650	(1,701,178)

5,241,361	1,021,082	4,068,069	1,448,192

(1,527,984)	(1,189,279)	(491,190)	(343,226)
(868,633)	(1,330,899)	(635,983)	(813,174)
(443,807)	(540,473)	(512,279)	(547,607)
(318,031)	(272,343)	(1,354,183)	(1,347,502)

(3,158,455)	(3,332,994)	(2,993,635)	(3,051,509)

16,283,760	16,148,558	24,882,296	12,380,200
1,750,704	1,475,832	1,506,078	1,306,176
(15,773,663)	(24,777,109)	(22,831,654)	(14,581,815)

2,260,801	(7,152,719)	3,556,720	(895,439)

4,343,707	(9,464,631)	4,631,154	(2,498,756)

49,633,583	59,098,214	61,549,306	64,048,062

$53,977,290	$49,633,583	$66,180,460	$61,549,306

$13,086	—	$745	($33,614)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A Shares
Mid-Cap Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.48	$12.10	$10.36	$7.58	$8.79

Income from Investment Operations:
Net investment income (loss)	0.05	(0.01)[2]	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.11	1.39	1.76	2.79	(1.20)

Total from investment operations	1.16	1.38	1.74	2.78	(1.21)

Less Distributions to Shareholders from:
Net investment income	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net Asset Value, End of Year	$14.60	$13.48	$12.10	$10.36	$7.58

Total Return[1]	8.69%	11.32%	16.80%	36.68%	(13.77)%

Ratio of net expenses to average net assets[1]	1.23%	1.33%	1.41%	1.50%	1.50%
Ratio of total expenses to average net assets[1]	1.36%	1.45%	1.68%	1.63%	1.59%
Ratio of net investment income (loss) to average net assets	0.34%	(0.13)%	(0.16)%	(0.14)%	(0.09)%
Portfolio turnover	85%	84%	90%	109%	108%
Net assets at end of year (000’s omitted)	$9,178	$8,712	$9,168	$9,741	$7,290

	Class C Shares
Mid-Cap Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.83	$11.60	$9.99	$7.34	$8.55

Income from Investment Operations:
Net investment loss	(0.06)	(0.06)[2]	(0.08)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	1.07	1.29	1.69	2.70	(1.15)

Total from investment operations	1.01	1.23	1.61	2.65	(1.21)

Less Distributions to Shareholders from:
Net investment income	(0.04)	—	—	—	—

Total distributions to shareholders	(0.04)	—	—	—	—

Net Asset Value, End of Year	$13.80	$12.83	$11.60	$9.99	$7.34

Total Return[1]	7.87%	10.60%	16.12%	36.10%	(14.15)%

Ratio of net expenses to average net assets[1]	1.98%	1.99%	1.91%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	2.11%	2.11%	2.18%	2.13%	2.09%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.79)%	(0.67)%	(0.64)%	(0.59)%
Portfolio turnover	85%	84%	90%	109%	108%
Net assets at end of year (000’s omitted)	$11,748	$13,845	$15,393	$16,576	$16,329

Class B Shares
2006	2005	2004	2003	2002
$12.82	$11.59	$9.98	$7.33	$8.54

(0.08)	(0.06)[2]	(0.07)	(0.05)	(0.06)
1.09	1.29	1.68	2.70	(1.15)

1.01	1.23	1.61	2.65	(1.21)

(0.04)	—	—	—	—

(0.04)	—	—	—	—

$13.79	$12.82	$11.59	$9.98	$7.33

7.88%	10.61%	16.13%	36.15%	(14.17)%

1.98%	1.99%	1.90%	2.00%	2.00%
2.11%	2.11%	2.18%	2.13%	2.09%
(0.41)%	(0.79)%	(0.67)%	(0.64)%	(0.59)%
85%	84%	90%	109%	108%
$11,197	$15,512	$17,226	$17,052	$15,956

Institutional Class Shares
2006	2005	2004	2003	2002
$14.19	$12.70	$10.82	$7.87	$9.09

0.09	0.10 [2]	0.04	0.03	0.04
1.17	1.39	1.84	2.92	(1.25)

1.26	1.49	1.88	2.95	(1.21)

(0.04)	—	—	—	(0.01)

(0.04)	—	—	—	(0.01)

$15.41	$14.19	$12.70	$10.82	$7.87

8.96%	11.74%	17.37%	37.51%	(13.33)%

0.98%	0.99%	0.90%	1.00%	1.00%
1.11%	1.11%	1.18%	1.13%	1.09%
0.59%	0.21%	0.33%	0.36%	0.41%
85%	84%	90%	109%	108%
$56,008	$59,571	$60,656	$64,225	$62,544

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A Shares
Balanced Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.55	$11.24	$10.42	$8.62	$10.13

Income from Investment Operations:
Net investment income	0.25	0.17	0.17	0.22	0.24
Net realized and unrealized gain (loss) on investments	1.32	0.30	0.81	1.81	(1.49)

Total from investment operations	1.57	0.47	0.98	2.03	(1.25)

Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.16)	(0.16)	(0.23)	(0.26)

Total distributions to shareholders	(0.26)	(0.16)	(0.16)	(0.23)	(0.26)

Net Asset Value, End of Year	$12.86	$11.55	$11.24	$10.42	$8.62

Total Return[1]	13.73%	4.24%	9.45%	23.85%	(12.47)%

Ratio of net expenses to average net assets[1]	1.23%	1.31%	1.47%	1.50%	1.50%
Ratio of total expenses to average net assets[1]	1.81%	1.85%	2.05%	1.73%	1.68%
Ratio of net investment income to average net assets	2.05%	1.45%	1.46%	2.21%	2.62%
Portfolio turnover	66%	53%	85%	91%	183%
Net assets at end of year (000’s omitted)	$1,933	$1,677	$2,366	$3,448	$4,205

	Class C Shares
Balanced Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.46	$11.16	$10.35	$8.56	$10.06

Income from Investment Operations:
Net investment income	0.16	0.09	0.11	0.16	0.18
Net realized and unrealized gain (loss) on investments	1.31	0.30	0.81	1.81	(1.46)

Total from investment operations	1.47	0.39	0.92	1.97	(1.28)

Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.09)	(0.11)	(0.18)	(0.22)

Total distributions to shareholders	(0.17)	(0.09)	(0.11)	(0.18)	(0.22)

Net Asset Value, End of Year	$12.76	$11.46	$11.16	$10.35	$8.56

Total Return[1]	12.88%	3.49%	8.88%	23.38%	(12.94)%

Ratio of net expenses to average net assets[1]	1.98%	1.98%	1.97%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	2.56%	2.52%	2.56%	2.23%	2.18%
Ratio of net investment income to average net assets	1.30%	0.79%	0.97%	1.71%	2.12%
Portfolio turnover	66%	53%	85%	91%	183%
Net assets at end of year (000’s omitted)	$4,479	$5,081	$6,377	$8,537	$13,026

Class B Shares
2006	2005	2004	2003	2002
$11.36	$11.06	$10.26	$8.49	$9.98

0.18	0.09	0.34	0.16	0.18
1.29	0.30	0.80	1.79	(1.45)

1.47	0.39	1.14	1.95	(1.27)

(0.19)	(0.09)	(0.34)	(0.18)	(0.22)

(0.19)	(0.09)	(0.34)	(0.18)	(0.22)

$12.64	$11.36	$11.06	$10.26	$8.49

12.83%	3.53%	11.11%	23.42%	(12.89)%

1.98%	1.98%	1.97%	2.00%	2.00%
2.56%	2.52%	2.57%	2.23%	2.18%
1.30%	0.79%	0.97%	1.71%	2.12%
66%	53%	85%	91%	183%
$8,485	$9,692	$11,090	$12,134	$12,345

Institutional Class Shares
2006	2005	2004	2003	2002
$11.64	$11.33	$10.50	$8.68	$10.22

0.29	0.18	0.21	0.27	0.28
1.32	0.31	0.83	1.83	(1.50)

1.61	0.49	1.04	2.10	(1.22)

(0.29)	(0.18)	(0.21)	(0.28)	(0.32)

(0.29)	(0.18)	(0.21)	(0.28)	(0.32)

$12.96	$11.64	$11.33	$10.50	$8.68

13.98%	4.57%	10.04%	24.51%	(12.06)%

0.98%	0.98%	0.97%	1.00%	1.00%
1.56%	1.52%	1.57%	1.23%	1.18%
2.30%	1.80%	1.98%	2.71%	3.12%
66%	53%	85%	91%	183%
$7,676	$7,501	$8,111	$8,104	$8,609

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A Shares
High Yield Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.30	$8.67	$8.46	$7.08	$7.76

Income from Investment Operations:
Net investment income	0.55	0.57	0.67	0.64	0.80
Net realized and unrealized gain (loss) on investments	0.33	(0.37)	0.19	1.39	(0.70)

Total from investment operations	0.88	0.20	0.86	2.03	0.10

Less Distributions to Shareholders from:
Net investment income	(0.55)	(0.57)	(0.65)	(0.65)	(0.78)

Total distributions to shareholders	(0.55)	(0.57)	(0.65)	(0.65)	(0.78)

Net Asset Value, End of Year	$8.63	$8.30	$8.67	$8.46	$7.08

Total Return[1]	11.07%	2.37%	10.62%	29.73%	1.85%

Ratio of net expenses to average net assets[1]	1.15%	1.22%	1.40%	1.40%	1.40%
Ratio of total expenses to average net assets[1]	1.54%	1.59%	1.72%	1.63%	1.61%
Ratio of net investment income to average net assets	6.65%	6.64%	7.68%	8.10%	10.86%
Portfolio turnover	65%	63%	74%	138%	229%
Net assets at end of year (000’s omitted)	$26,953	$20,478	$16,612	$24,693	$44,059

	Class C Shares
High Yield Fund	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.21	$8.59	$8.39	$7.03	$7.70

Income from Investment Operations:
Net investment income	0.49	0.51	0.60	0.60	0.75
Net realized and unrealized gain (loss) on investments	0.32	(0.38)	0.21	1.37	(0.67)

Total from investment operations	0.81	0.13	0.81	1.97	0.08

Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.51)	(0.61)	(0.61)	(0.75)

Total distributions to shareholders	(0.49)	(0.51)	(0.61)	(0.61)	(0.75)

Net Asset Value, End of Year	$8.53	$8.21	$8.59	$8.39	$7.03

Total Return[1]	10.24%	1.60%	10.08%	29.04%	1.49%

Ratio of net expenses to average net assets[1]	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of total expenses to average net assets[1]	2.29%	2.27%	2.27%	2.13%	2.11%
Ratio of net investment income to average net assets	5.89%	5.97%	7.17%	7.60%	10.36%
Portfolio turnover	65%	63%	74%	138%	229%
Net assets at end of year (000’s omitted)	$7,653	$7,934	$10,474	$13,833	$16,538

Class B Shares
2006	2005	2004	2003	2002
$8.22	$8.60	$8.40	$7.04	$7.71

0.50	0.51	0.60	0.60	0.75
0.31	(0.38)	0.21	1.38	(0.67)

0.81	0.13	0.81	1.98	0.08

(0.49)	(0.51)	(0.61)	(0.62)	(0.75)

(0.49)	(0.51)	(0.61)	(0.62)	(0.75)

$8.54	$8.22	$8.60	$8.40	$7.04

10.21%	1.59%	10.07%	29.01%	1.49%

1.90%	1.90%	1.90%	1.90%	1.90%
2.28%	2.27%	2.27%	2.13%	2.11%
5.88%	5.96%	7.18%	7.60%	10.36%
65%	63%	74%	138%	229%
$12,318	$17,782	$27,287	$35,695	$35,654

Institutional Class Shares
2006	2005	2004	2003	2002
$8.36	$8.74	$8.52	$7.13	$7.79

0.58	0.60	0.73	0.68	0.84
0.34	(0.38)	0.18	1.40	(0.68)

0.92	0.22	0.91	2.08	0.16

(0.58)	(0.60)	(0.69)	(0.69)	(0.82)

(0.58)	(0.60)	(0.69)	(0.69)	(0.82)

$8.70	$8.36	$8.74	$8.52	$7.13

11.38%	2.60%	10.69%	30.30%	2.64%

0.90%	0.90%	0.90%	0.90%	0.90%
1.29%	1.27%	1.26%	1.13%	1.11%
6.91%	6.96%	8.00%	8.60%	11.36%
65%	63%	74%	138%	229%
$7,053	$3,440	$4,725	$15,469	$9,648

Financial Highlights

For a share outstanding throughout each year ended December 31,

	Class A Shares
Fixed Income	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.36	$10.62	$10.56	$10.05	$10.14

Income from Investment Operations:
Net investment income	0.52	0.53	0.49	0.52	0.56
Net realized and unrealized gain (loss) on investments	0.19	(0.25)	0.07	0.53	(0.06)

Total from investment operations	0.71	0.28	0.56	1.05	0.50

Less Distributions to Shareholders from:
Net investment income	(0.52)	(0.54)	(0.50)	(0.54)	(0.59)

Total distributions to shareholders	(0.52)	(0.54)	(0.50)	(0.54)	(0.59)

Net Asset Value, End of Year	$10.55	$10.36	$10.62	$10.56	$10.05

Total Return[1]	7.10%	2.68%	5.44%	10.67%	5.11%

Ratio of net expenses to average net assets[1]	0.74%	0.81%	1.02%	1.10%	1.10%
Ratio of total expenses to average net assets[1]	1.15%	1.27%	1.48%	1.33%	1.32%
Ratio of net investment income to average net assets	4.98%	4.65%	4.56%	5.02%	5.73%
Portfolio turnover	55%	24%	79%	315%	438%
Net assets at end of year (000’s omitted)	$11,776	$7,591	$5,723	$7,936	$15,455

	Class C Shares
Fixed Income	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.36	$10.63	$10.58	$10.07	$10.15

Income from Investment Operations:
Net investment income	0.43	0.46	0.43	0.47	0.50
Net realized and unrealized gain (loss) on investments	0.20	(0.26)	0.07	0.52	(0.04)

Total from investment operations	0.63	0.20	0.50	0.99	0.46

Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.47)	(0.45)	(0.48)	(0.54)

Total distributions to shareholders	(0.44)	(0.47)	(0.45)	(0.48)	(0.54)

Net Asset Value, End of Year	$10.55	$10.36	$10.63	$10.58	$10.07

Total Return[1]	6.31%	1.90%	4.85%	10.11%	4.69%

Ratio of net expenses to average net assets[1]	1.49%	1.49%	1.54%	1.60%	1.60%
Ratio of total expenses to average net assets[1]	1.90%	1.95%	1.99%	1.84%	1.82%
Ratio of net investment income to average net assets	4.23%	3.96%	4.04%	4.52%	5.23%
Portfolio turnover	55%	24%	79%	315%	438%
Net assets at end of year (000’s omitted)	$15,454	$11,480	$13,703	$20,009	$35,719

Class B Shares
2006	2005	2004	2003	2002
$10.30	$10.56	$10.51	$10.02	$10.10

0.43	0.46	0.43	0.48	0.50
0.19	(0.25)	0.07	0.50	(0.04)

0.62	0.21	0.50	0.98	0.46

(0.44)	(0.47)	(0.45)	(0.49)	(0.54)

(0.44)	(0.47)	(0.45)	(0.49)	(0.54)

$10.48	$10.30	$10.56	$10.51	$10.02

6.25%	2.01%	4.90%	10.09%	4.64%

1.49%	1.49%	1.54%	1.60%	1.60%
1.90%	1.95%	1.99%	1.84%	1.82%
4.23%	3.96%	4.04%	4.52%	5.23%
55%	24%	79%	315%	438%
$13,089	$16,837	$20,063	$28,560	$35,087

Institutional Class Shares
2006	2005	2004	2003	2002
$10.40	$10.66	$10.61	$10.10	$10.17

0.54	0.56	0.54	0.58	0.61
0.19	(0.25)	0.07	0.52	(0.04)
0.73	0.31	0.61	1.10	0.57

(0.54)	(0.57)	(0.56)	(0.59)	(0.64)

(0.54)	(0.57)	(0.56)	(0.59)	(0.64)

$10.59	$10.40	$10.66	$10.61	$10.10

7.34%	2.91%	5.99%	11.17%	5.75%

0.49%	0.49%	0.50%	0.60%	0.60%
0.90%	0.95%	0.97%	0.84%	0.82%
5.23%	4.96%	5.09%	5.52%	6.23%
55%	24%	79%	315%	438%
$25,861	$25,641	$24,559	$23,763	$30,711

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the proceeding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]	Per share numbers have been calculated using average shares.

Notes to Financial Statements

December 31, 2006

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are; Managers Mid-Cap Fund (“Mid-Cap”), Managers Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”), and Managers Fixed Income Fund (“Fixed Income”), collectively the “Funds.”

The Funds each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are generally valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Manager monitors intervening events that may affect the value of securities held in each Funds’ portfolios and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets, but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that reflect the evaluated bid price of such securities, except that for the Balanced, High Yield and Fixed Income Funds, fixed-income securities are valued based on valuations that reflect the mean between bid and asked prices. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETFs, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2006, under these arrangements the amount by which each Fund’s expenses were reduced and the impact on the expense ratios were as follows: Mid-Cap -$22,932 or 0.03% and Balanced - $5,310 or 0.02%.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Notes to Financial Statements (continued)

Each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2006, the custodian expense was reduced as follows: Mid-Cap - $10; Balanced - $12; High Yield - $1,935; and Fixed Income - $78.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2007 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets.

	Class A		Class B	Class C	Institutional Class
Mid-Cap	1.25	%*	2.00%	2.00%	1.00%
Balanced	1.25	%*	2.00%	2.00%	1.00%
High Yield	1.15	%*	1.90%	1.90%	0.90%
Fixed Income	0.74	%*	1.49%	1.49%	0.49%

*	Rate change effective May 1, 2005. Prior to this date the expense caps for Class A shares were 1.50%, 1.50%, 1.40% and 0.99%, respectively.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets.

For the year ended December 31, 2006, the cumulative amount of reimbursement for Mid-Cap, Balanced, High Yield and Fixed Income equaled $339,101, $399,236, $571,413 and $809,651, respectively. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Mid-Cap Fund. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for, High Yield and Fixed Income Funds. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. The tax character of distributions paid during 2006 and 2005 were as follows:

	Mid Cap		Balanced		High Yield		Fixed Income
	2006	2005	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$238,943	—	$395,835	$285,583	$3,158,455	$3,332,994	$2,993,635	$3,051,509
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

	$238,943	—	$395,835	$285,583	$3,158,455	$3,332,994	$2,993,635	$3,051,509

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	—	43.27%	89.51%	—	—	—	—
Ordinary income - dividends received deduction	100.00%	—	71.85%	94.68%	—	—	—	—

As of December 31, 2006, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Mid Cap	Balanced	High Yield	Fixed Income
Capital loss carryforward	($5,274,581)	($18,052,435)	($19,528,608)	($2,911,256)
Undistributed ordinary income	—	$24,669	$13,086	$21,286
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers

As of December 31, 2006, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Dec. 31,
Mid-Cap	$5,274,581	2009
Balanced	$2,793,871	2008
	$13,683,503	2009
	$1,575,061	2010
High Yield	$6,143,316	2007
	$6,618,233	2008
	$6,767,059	2009
Fixed Income	$2,911,256	2009

As of December 31, 2006, capital losses during the year were utilized as follows: Mid-Cap - $12,154,072; Balanced - $1,848,035; High Yield - $784,552; and Fixed Income - $637,919.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the year ended December 31, 2006, the capital stock transactions in the Funds by class were:

	Mid-Cap				Balanced
	2006		2005		2006		2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	176,313	$2,451,625	146,988	$1,826,721	36,387	$444,288	20,632	$233,937
Reinvestment of distributions	639	9,337	—	—	1,641	20,091	986	11,199
Cost of shares repurchased	(194,852)	(2,689,231)	(258,188)	(3,283,146)	(32,877)	(393,885)	(86,911)	(989,199)
Net Increase (Decrease) - Class A	(17,900)	($228,269)	(111,200)	($1,456,425)	5,151	$70,494	(65,293)	($744,063)
Class B:
Proceeds from sales	12,282	$162,495	23,971	$282,261	13,482	$161,914	58,118	$639,490
Reinvestment of distributions	728	10,050	—	—	2,559	30,832	1,341	15,018
Cost of shares repurchased	(410,374)	(5,340,340)	(300,410)	(3,563,421)	(198,153)	(2,344,153)	(209,009)	(2,328,450)
Net Decrease - Class B	(397,364)	($5,167,795)	(276,439)	($3,281,160)	(182,112)	($2,151,407)	(149,550)	($1,673,942)
Class C:
Proceeds from sales	59,755	$788,637	68,655	$825,453	8,701	$104,843	13,643	$153,333
Reinvestment of distributions	469	6,487	—	—	945	11,513	484	5,472
Cost of shares repurchased	(287,685)	(3,793,773)	(316,626)	(3,798,811)	(102,009)	(1,229,283)	(142,102)	(1,593,340)
Net Decrease - Class C	(227,461)	($2,998,649)	(247,971)	($2,973,358)	(92,363)	($1,112,927)	(127,975)	($1,434,535)
Institutional Class:
Proceeds from sales	237,398	$3,419,516	223,648	$2,938,967	65,134	$792,268	63,621	$724,939
Reinvestment of distributions	9,168	141,457	—	—	13,452	165,678	8,066	92,369
Cost of shares repurchased	(811,597)	(11,910,970)	(801,950)	(10,590,420)	(130,816)	(1,587,018)	(143,110)	(1,631,461)
Net Decrease - Institutional Class	(565,031)	($8,349,997)	(578,302)	($7,651,453)	(52,230)	($629,072)	(71,423)	($814,153)

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2006		2005		2006		2005
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	1,268,606	$10,631,261	1,503,551	$12,708,992	978,639	$10,062,790	417,909	$4,402,019
Reinvestment of distributions	154,809	1,301,994	119,815	1,007,568	26,164	269,325	10,663	110,366
Cost of shares repurchased	(766,890)	(6,464,627)	(1,070,529)	(9,140,821)	(621,400)	(6,331,138)	(234,829)	(2,456,835)
Net Increase - Class A	656,525	$5,468,628	552,837	$4,575,739	383,403	$4,000,977	193,743	$2,055,550
Class B:
Proceeds from sales	29,046	$241,336	50,636	$424,563	48,307	$495,841	65,407	$682,333
Reinvestment of distributions	18,575	154,611	25,964	216,914	11,761	120,301	13,870	144,400
Cost of shares repurchased	(767,946)	(6,415,073)	(1,086,845)	(9,119,247)	(446,201)	(4,568,602)	(343,702)	(3,583,035)
Net Decrease - Class B	(720,325)	($6,019,126)	(1,010,245)	($8,477,770)	(386,133)	($3,952,460)	(264,425)	($2,756,302)
Class C:
Proceeds from sales	127,970	$1,071,642	84,882	$710,886	701,564	$7,294,815	134,202	$1,412,102
Reinvestment of distributions	12,459	103,445	11,918	99,327	7,830	81,210	5,224	55,005
Cost of shares repurchased	(209,434)	(1,745,503)	(349,931)	(2,938,374)	(352,532)	(3,627,740)	(320,733)	(3,368,435)
Net Increase (Decrease) - Class C	(69,005)	($570,416)	(253,131)	($2,128,161)	356,862	$3,748,285	(181,307)	($1,901,328)
Institutional Class:
Proceeds from sales	512,003	$4,339,606	271,146	$2,304,117	680,641	$7,028,850	558,692	$5,883,746
Reinvestment of distributions	22,496	190,654	17,935	152,023	100,168	1,035,242	94,810	996,405
Cost of shares repurchased	(135,061)	(1,148,460)	(418,348)	(3,578,667)	(804,932)	(8,304,174)	(490,814)	(5,173,510)
Net Increase (Decrease) - Institutional Class	399,438	$3,381,800	(129,267)	($1,122,527)	(24,123)	($240,082)	162,688	$1,706,641

At December 31, 2006, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:

	Class A	Class B	Class C	Inst. Class
Mid-Cap	1 owns 61%	1 owns 57%	1 owns 79%	1 owns 89%
Balanced	2 own 55%	1 owns 72%	1 owns 79%	1 owns 94%
High Yield	N/A	1 owns 60%	1 owns 63%	4 own 86%
Fixed Income	3 own 58%	1 owns 64%	1 owns 70%	2 own 76%

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

Notes to Financial Statements (continued)

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with Managers Investment Group LLC (formerly The Managers Funds LLC) under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2006, were as follows:

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Funds have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders.

During the year ended December 31, 2006, each of the Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July, 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective, July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Fund and The Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. Managers Distributors, Inc. serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Funds have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.25% (prior to May 1, 2005, 0.50%), 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the plans for Class A, Class B and Class C shares for the year ended December 31, 2006:

Amount
Mid-Cap	$287,439
Balanced	141,475
High Yield	282,063
Fixed Income	290,166

Notes to Financial Statements (continued)

On December 20, 2006, the Managers Balanced Fund sold the following securities to the Managers Bond Fund under Rule 17a-7 which was approved by the Board of Trustees:

Security	Shares	Cost
BNP Paribas SA, 0.000%, 06/31/11	935,500,000	$70,212
Barclays Financial LLC, 4.470%, 03/23/09	160,900,000	174,492
JPMorgan Chase & Co., 0.000%, 03/28/11	932,700,000	71,545

Total		$316,249

On December 21, 2006, Affiliated Managers Group, Inc. (“AMG”) acquired a majority ownership interest in Chicago Equity Partners, LLC (“CEP”). CEP is the subadvisor for the Mid-Cap Fund as well as the equity portion of the Balanced Fund. Effective December 21, 2006, CEP replaced Loomis, Sayles & Company, L. P. as the subadvisor for the fixed income portion of the Balanced Fund.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2006, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$77,348,720	$93,818,520	N/A	N/A
Balanced	14,749,898	19,561,673	$265,175	$3,230,242
High Yield	35,069,260	32,179,242	N/A	N/A
Fixed Income	33,441,224	32,858,595	5,689,040	12,083,845

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY Brokerage providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These payments are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Balanced and Fixed Income)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

Notes to Financial Statements (continued)

7.	Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8.	New Accounting Pronouncements

The Financial Accounting Standards Board (“FASB”) has recently issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (the “Interpretation”), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

On December 22, 2006, the SEC indicated they had no objection if a fund implemented FIN 48 in the first required financial statement reporting period for fiscal years beginning after December 15, 2006.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2006 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund each designate $0, respectively, as long-term capital gain for the taxable year ended December 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (four of the series constituting Managers Trust II, hereafter referred to as the “Funds”), at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2007

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 •Oversees 33 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 •Oversees 33 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 •Oversees 33 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 •Oversees 33 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 •Oversees 33 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 •Oversees 33 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, Lyra/Starview Capital LLC (2004-2006); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 33 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999- 2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Colin J. Dean, 3/6/77 • Assistant Secretary since 2006	Associate Counsel, Affiliated Managers Group, Inc. (2005-Present); Assistant Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2006-Present); Assistant Secretary, Skyline Funds (2006-Present); Associate, Dechert LLP (2002-2005).

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Annual Renewal of Investment Advisory Agreements (unaudited)

At a meeting held on December 8, 2006, the Trustees of the Trust, including all of the Independent Trustees, unanimously voted to approve the following agreements between Managers Investment Group, LLC, as investment manager (“Managers”) and Chicago Equity Partners, LLC (“CEP”) with respect to the Managers Balanced Fund (“Balanced Fund”) and the Managers Mid-Cap Fund (“Mid-Cap Fund”) (collectively the “Funds”): an amendment to the current Subadvisory Agreement with respect to the Balanced Fund, Interim Subadvisory Agreements with respect to the Mid-Cap Fund and the Balanced Fund and new Subadvisory Agreements with respect to the Mid-Cap Fund and the Balanced Fund (collectively, the “CEP Agreements”). The Trustees were separately represented by independent counsel in their consideration of the CEP Agreements.

In considering the CEP Agreements for the Funds, the Trustees reviewed a variety of materials relating to the Funds and CEP, including information regarding the anticipated nature, extent and quality of services to be provided by CEP under the CEP Agreements and took into account comparative performance, fee and expense information regarding the Funds, benchmarks and appropriate peer groups provided to them on a quarterly basis throughout the year. In considering the nature, extent, and quality of services to be provided by CEP under the CEP Agreements, the Trustees relied, in part, upon information previously reviewed pertaining to CEP during the contract renewal segment of the June 1-2, 2006 meeting of the Board of Trustees. Prior to voting, the Independent Trustees: (a) reviewed the following information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the CEP Agreements; and (c) met with their independent legal counsel in private session at which no representatives of management were present.

The Trustees considered specific information provided regarding the experience of the individual at CEP who was proposed to have portfolio management responsibility for Funds, including the Fixed Income portion of the Balanced Fund and the investment philosophy, strategies and techniques that are intended to be used in managing the Funds, including Balanced Fund’s fixed income investments. The Board noted that CEP, as Subadvisor to the Funds, has been subject to periodic compliance reviews by the Manager, the results of which are reported to the Board at regular meetings. The Board found that CEP’s compliance policies and procedures are reasonably designed to prevent violations of the federal security laws by the Funds and by CEP with respect to its activities that could affect that Fund. In addition, the Board considered CEP’s experience in managing other registered investment company accounts. The Trustees also took into account the financial condition of CEP with respect to its ability to provide the services required under the CEP Agreement.

In this regard, the Trustees observed that CEP has over 14 years of experience managing equity assets. The Trustees noted that CEP has served as a Subadvisor to each Fund with respect to equity investments for the previous 6 years and that the same personnel would continue to serve as portfolio managers to the Mid-Cap Fund and to the equity portion of the Balanced Fund. With respect to CEP’s assumption of responsibility for management of the Balanced Fund’s fixed income investments, the Trustees noted that CEP has been managing fixed income assets for institutional clients for over 10 years and that CEP’s fixed income team is comprised of 3 portfolio managers with an average of 24 years of experience.

The Trustees reviewed information related to the prior investment performance of CEP in managing client accounts. They considered each Fund’s performance during relevant time periods as compared to the Fund’s peer group and also noted that the Trustees historically have reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategy. In their review of this performance, the Trustees noted that the year to date and 12 month performance of existing portfolio managed by CEP was above the performance of the S&P 500 Index, the Fund’s benchmark. The Trustees reviewed information that indicated that the Mid-Cap Fund’s performance for the 1-year, 3-year and 5-year periods ended September 30, 2006 was below, below and above the median performance of its peer group, respectively. The Trustees also reviewed information that indicated that the Balanced Fund’s performance for the 1-year, 3-year and 5-year periods ended September 30, 2006 was above the median performance of its peer group for those periods. The Trustees concluded that each Fund’s performance has been reasonable in light of all factors considered.

In considering the reasonableness of the subadvisory fee payable by the Manager to CEP, the Trustees reviewed information provided by CEP regarding the cost to CEP of providing subadvisory services to the Funds and the resulting profitability from such relationships, and noted that, because the Manager would be an affiliate of CEP’s following the Acquisition, such profitability might be directly or indirectly shared by the Manager. In addition, the Trustees evaluated other potential benefits of the subadvisory relationships to the Manager, including, among others, the indirect benefits that the Manager may receive from

Annual Renewal of Investment Advisory Agreements (continued)

CEP’s relationship with the Funds, including any so-called “fallout benefits” to the Manager, such as reputational value derived from CEP’s serving as Subadvisor to the Funds, each of which will bear CEP’s name if the New Subadvisory Agreement is approved.

In addition, the Trustees noted that the subadvisory fees are paid by the Manager out of its advisory fee. Accordingly, the cost of services to be provided by CEP and the profitability to CEP of its relationship with the Funds were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Funds managed by CEP, the Trustees concluded that the effect of any economies of scale being realized by CEP was not a material factor in the Trustees’ deliberations at the time. The Trustees were reminded that the existing agreement now covers only the equity portion of the Balanced Fund. It was proposed to amend the Subadvisory Agreement to include the fixed income portion of the Fund, while maintaining the separate fee rates for the equity and fixed income portion of the Balanced Fund, 0.30% and 0.25%, respectively, and that Managers continue to perform the necessary asset allocation for that Fund until the proposals in the proxy have been approved by shareholders, at which time it is anticipated that CEP will assume responsibility for determining the allocation of those assets and the current fee structure of separate fee rates for the equity and fixed portions of the Fund (as noted above, 0.30% and 0.25%, respectively) will be replaced with a new blended fee rate of 0.28%. Managers is not proposing a change to the advisory fee payable to Managers under any of the revised agreements.

The Trustees noted that although the advisory fee paid by the Funds would not increase as a result of approving CEP as Subadvisor to the Funds, the addition of CEP may result in reduced custody expenses to the Funds.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the CEP Agreements: (a) CEP has the resources to perform its duties under the CEP Agreements and is qualified to manage the Funds’ assets in accordance with its investment objectives and policies; and (b) CEP maintains an appropriate compliance program; and (c) the fees to be paid to CEP Agreement are reasonable in relation to the services to be provided by CEP.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the CEP Agreements would be in the interests of the Funds and their shareholders. Accordingly, on December 8, 2006, the Trustees, including a majority of the Independent Trustees, voted to approve the CEP Agreements for the Funds.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC, Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

(formerly known as Capital Appreciation)

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID-CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

www.managersinvest.com

ITEM 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Managers Mid-Cap Fund	$18,336	$20,310
Managers Balanced Fund	$20,192	$19,230
Managers High Yield Fund	$21,326	$20,310
Managers Fixed Income Fund	$22,460	$21,390
All Funds in the Managers Complex Audited by PwC	$723,732	$709,350

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2006	Fiscal 2005
Managers Mid-Cap Fund	$4,400	$4,000
Managers Balanced Fund	$4,400	$4,000
Managers High Yield Fund	$5,500	$5,000
Managers Fixed Income Fund	$5,225	$4,750

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2006 and $0 for fiscal 2005, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$476,755	$839,245	$172,139	$0	$75,729

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2 (a) under the Investment Company Act of 1940 Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2 (b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	March 9, 2007

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date:	March 9, 2007